UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14 (a) of the

Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒ Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e) (2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PROMIS NEUROSCIENCES INC.

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person (s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25 (b) per Exchange Act Rules 14a-6 (i) (1) and 0-11.

PROMIS NEUROSCIENCES INC.

SUITE 200, 1920 YONGE STREET

TORONTO, ONTARIO, CANADA M4S 3E2

(416) 847-6898

NOTICE OF 2024 ANNUAL AND SPECIAL MEETING OF

SHAREHOLDERS

To Be Held on June 13, 2024

To Our Shareholders:

You are cordially invited to attend the 2024 Annual Meeting of Shareholders of ProMIS Neurosciences Inc. (the “Annual Meeting”). This year’s Annual Meeting will be a virtual meeting, which will be conducted via live webcast on Thursday, June 13, 2024 at 10:00 a.m., Eastern Time. You may attend the meeting virtually by registering at www.virtualshareholdermeeting.com/PMN2024, where you will be able to vote electronically and submit questions, subject to the registration procedures set forth below.

Only shareholders who owned common shares at the close of business on April 15, 2024 can vote at the Annual Meeting or any adjournment that may take place. At the Annual Meeting, the shareholders will consider and vote on the following matters:

1.	To elect seven directors, each to serve until the next annual meeting of shareholders and until his or her respective successors is duly elected and qualified, or such director’s earlier death, resignation, or removal;
2.	To consider, and if deemed appropriate, to pass, with or without variation, a special resolution authorizing the directors of the Corporation to set the number of directors of the Corporation for the ensuing year at seven directors and authorizing the directors of the Corporation to set the number of directors within the maximum and minimum numbers provided for in the articles of the Corporation by way of resolution from time to time;
3.	To ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
4.	To consider, and if deemed appropriate, to pass, with or without variation, an ordinary resolution approving the unallocated stock options under the Corporation’s stock option plan; and
5.	To transact any other business that may properly come before the Annual Meeting or any adjournment thereof.

In addition, at our Annual Meeting, the shareholders will receive (but not vote on) the consolidated financial statements of the Company for the fiscal year ended December 31, 2023, including the auditor’s report therein.

As noted above, our Annual Meeting will be a “virtual meeting” of shareholders, which will be conducted exclusively via the Internet. There will not be a physical meeting location, and shareholders will not be able to attend the Annual Meeting in person. You may attend the Annual Meeting via the Internet, vote your shares during the Annual Meeting, and submit questions before the Annual Meeting by registering at www.virtualshareholdermeeting.com/PMN2024.

In order to attend the meeting online, vote your shares electronically during the meeting and submit questions before the meeting, registered shareholders must register in advance at www.virtualshareholdermeeting.com/PMN2024 using the control number located in the box in the upper right-hand corner of your proxy card or in the body of the e-mail notification you received. Most of our shareholders do not hold shares directly in their own name but instead are non-registered shareholders who beneficially own shares that are held by an intermediary, such as their bank, trust company, securities broker, trustee, or other nominee. If you are a non-registered shareholder and wish to attend the meeting online, vote your shares electronically during the meeting and submit questions before the meeting, you must appoint yourself as your proxyholder following the procedures provided to you by your intermediary and register in advance at www.virtualshareholdermeeting.com/PMN2024. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you to access the meeting and will permit you to submit questions. Further information about how to attend the Annual Meeting online, vote your shares and submit questions is included in the accompanying proxy statement.

You can find more information, including the nominees for director, in the proxy statement for the Annual Meeting, which is attached and also available for viewing, printing and downloading at www.proxyvote.com. As outlined in the attached proxy statement, the board of directors recommends that you vote in favor of each director nominee in Proposal 1 and in favor of Proposals 2, 3 and 4.

Instead of mailing a paper copy of our proxy materials to all of our shareholders, we are providing access to our proxy materials via the Internet under Canadian and U.S. securities laws. As a result, we are sending to our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”), instead of a paper copy of this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, or the 2023 Annual Report. This Notice is dated April 25, 2024 and we plan to mail the Notice on or about April 25, 2024. The Notice contains instructions on how to access our proxy materials over the Internet. The Notice also contains instructions on how each of our shareholders can receive a paper copy of our proxy materials, including the proxy statement, our 2023 Annual Report, and a form of proxy card.

Shareholders of record at the close of business on April 15, 2024, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting. A complete list of registered shareholders will be available to shareholders of record during the Annual Meeting.

Your vote is very important, regardless of the number of shares you own. Whether or not you expect to attend the Annual Meeting, please vote your shares by proxy in advance of the Annual Meeting to ensure your representation and the presence of a quorum at the Annual Meeting. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting.

If you are a shareholder of record, you may vote your shares by proxy in advance of the Annual Meeting on the Internet by visiting www.proxyvote.com, by telephone by calling 1-800-690-6903 and following the recorded instructions or by completing, signing, dating, and returning a proxy card. If you mail your proxy card or vote by telephone or the Internet and then decide to vote your shares online during the Annual Meeting, you may still do so provided you register in advance at www.virtualshareholdermeeting.com/PMN2024. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

If you are a non-registered shareholder, you will receive instructions from the holder of record that you must follow in order to vote your shares by proxy in advance of the Annual Meeting.

Thank you for your ongoing support and continued interest in ProMIS Neurosciences Inc.

The content and sending of the proxy statement has been authorized by order of the Board of Directors,

Neil K. Warma
Interim Chief Executive Officer
Toronto, Ontario
April 25, 2024

i

SUITE 200, 1920 YONGE STREET

TORONTO, ONTARIO, CANADA M4S 3E2

(416) 847-6898

PROXY STATEMENT

2024 ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

To Be Held on June 13, 2024

This proxy statement contains information about the 2024 Annual Meeting of Shareholders of ProMIS Neurosciences Inc. (the “Annual Meeting”), to be held on Thursday, June 13, 2024 at 10:00 a.m., Eastern Time. This year’s Annual Meeting will be a virtual meeting, which will be conducted via live webcast. In order to attend the Annual Meeting, you must register at www.virtualshareholdermeeting.com/PMN2024. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting. There will not be a physical meeting location, and shareholders will not be able to attend the Annual Meeting in person. Further information about how to attend the Annual Meeting online is included in this proxy statement below. Except where the context otherwise requires, references to “ProMIS Neurosciences,” “ProMIS,” “company,” “we,” “us,” “our” and similar terms refer to ProMIS Neurosciences Inc. and its consolidated subsidiaries.

This proxy statement summarizes information about the proposals to be considered at the meeting and other information you may find useful in determining how to vote. We are making this proxy statement, the related proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Annual Report”), available to shareholders for the first time on or about April 25, 2024.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”) and the Canadian Securities Administrators (the “CSA”), we are providing access to our proxy materials over the Internet instead of printing and mailing our proxy materials. As a result, we are mailing to our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”), instead of a paper copy of this proxy statement and the 2023 Annual Report. We plan to send the Notice on or about April 25, 2024. The Notice contains instructions on how each of our shareholders may access and review the proxy materials, including the Notice of Annual Meeting, proxy statement, proxy card and 2023 Annual Report, on the website referred to in the Notice. The Notice also contains instructions on how each of our shareholders may request that a paper copy of our proxy materials, including this proxy statement, our 2023 Annual Report, and a form of proxy card, be sent to such shareholder by mail.

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Shareholders to be Held on June 13, 2024:

This proxy statement and our 2023 Annual Report are
available for viewing, printing, and downloading at www.proxyvote.com.

A copy of our 2023 Annual Report, as filed with the Securities and Exchange Commission and with Canadian securities regulators, except for exhibits, will be furnished without charge to any shareholder upon written request to ProMIS Neurosciences Inc., Suite 200, 1920 Yonge Street, Toronto, Ontario, Canada M4S 3E2, Attention: Investor Relations. Exhibits will be provided upon written request and payment of an appropriate processing fee. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are also available on the SEC’s website at www.sec.gov and on the System of Electronic Document Analysis and Retrieval+ (“SEDAR+”) at www.sedarplus.ca.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q.	Why did I receive these proxy materials?
A.	Our board of directors (the “board” or “board of directors”) has made these proxy materials available to you on the Internet in connection with our board of directors’ solicitation of proxies for use at our Annual Meeting, which will be held virtually on Thursday, June 13, 2024 at 10:00 a.m., Eastern Time. As a holder of record of common shares as of the close of business on April 15, 2024 (the “Record Date”), you are invited to attend the Annual Meeting virtually and are requested to vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under SEC rules, Canadian securities laws, and the Ontario Business Corporations Act (the “OBCA”) and is designed to assist you in voting your shares.
Q:	Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
A.	In accordance with rules adopted by the SEC and the CSA, we may furnish proxy materials, including this proxy statement and our 2023 Annual Report, to our shareholders by providing access to such documents on the Internet instead of mailing printed copies. We believe electronic delivery will expedite the receipt of materials, will help lower our costs and reduce the environmental impact of our Annual Meeting materials. The proxy materials, including this proxy statement, a proxy card and our 2023 Annual Report, are available for viewing, printing, and downloading on the Internet at www.proxyvote.com.
Q.	What is the purpose of the Annual Meeting?
A.	At the Annual Meeting, shareholders will consider and vote on the following matters:
1.	The election of seven directors, each to serve until the next annual meeting of shareholders and until his or her respective successor is duly elected and qualified, or such director’s earlier death, resignation, or removal (Proposal 1);
2.	To consider, and if deemed appropriate, to pass, with or without variation, a special resolution authorizing the directors of the Corporation to set the number of directors of the Corporation for the ensuing year at seven directors and authorizing the directors of the Corporation to set the number of directors within the maximum and minimum numbers provided for in the articles of the Corporation by way of resolution from time to time (Proposal 2);
3.	The ratification of the appointment of Baker Tilly, US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 3);
4.	To consider, and if deemed appropriate, to pass, with or without variation, an ordinary resolution approving the unallocated stock options (the “Stock Options”) under the Corporation’s stock option plan (the “Stock Option Plan”) (Proposal 4); and
5.	To transact any other business that may properly come before the Annual Meeting or any adjournment thereof.
Q:	Why is the 2024 Annual Meeting a virtual, online meeting?
A:

This year’s Annual Meeting will be a “virtual meeting” of stockholders. We have implemented the virtual format in order to facilitate stockholder attendance at our Annual Meeting. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our board of directors or management.

Q:	How do I attend the virtual Annual Meeting?
A:

The Annual Meeting will be a virtual meeting and you may not attend in person. In order to attend the meeting online, you must register in advance at www.virtualshareholdermeeting.com/PMN2024. You or your proxyholder may attend the Annual Meeting online by following the instructions you or your proxyholder receive once registration is complete. The meeting will start at 10:00 a.m., Eastern Time, on June 13, 2024.

Online registration will begin at 9:45 a.m., Eastern Time on June 13, 2024, and you should allow ample time for the online registration.

Upon completing your registration, you or your proxyholder will receive further instructions via email, including a unique link that will allow access to the meeting and enable you or your proxyholder to have the ability to submit questions. Please be sure to follow instructions found on your proxy card and/or voting authorization form and subsequent instructions that will be delivered to you via email.

You or your proxyholder may log on to the virtual meeting starting one hour before it begins. If you or your proxyholder encounter any difficulties accessing the virtual meeting during check-in or at the time of the virtual meeting, please contact technical support, whose contact information will be included in the email containing the unique link granting access into the meeting. There will be technicians standing by and ready to assist you with any technical difficulties you may have accessing the virtual meeting starting at 9:45 a.m., Eastern Time, on June 13, 2024.

Please note that you or your proxyholder can only access the virtual Annual Meeting via your unique link to the Annual Meeting that will be emailed to you or your proxyholder if registration was properly submitted.

Q.	How do I submit a question at the Annual Meeting?
A:

If you or your proxyholder wish to submit a question during the Annual Meeting, you or your proxyholder must log into the virtual meeting platform using the unique link provided to you or your proxyholder via email following the completion of your registration at www.virtualshareholdermeeting.com/PMN2024, type your question into the “Ask a Question” field, and click “Submit.” Our virtual meeting will be governed by our Rules of Conduct which will be posted in advance of the meeting. The Rules of Conduct will address the ability of shareholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to meeting participants.

Q:	Who can vote at the Annual Meeting?
A.To be entitled to vote, you must have been a shareholder of record at the close of business on April 15, 2024, the record date for our Annual Meeting. A total of 18,961,116 common shares outstanding and entitled to vote at the Annual Meeting as of the record date. Only Shareholders of record at the close of business on the Record Date who either (i) attend the Meeting personally following the instructions above (see How do I attend the Virtual Annual Meeting above) or, (ii) complete, sign and deliver the proxy card in the manner and subject to the provisions described below, or (iii) vote in one of the manners provided for in the VIF, will be entitled to vote or to have their Common Shares voted at the Meeting, except to the extent that:

(a) the shareholder has transferred the ownership of any such share after the Record Date, and

(b) the transferee produces a properly endorsed share certificate for or otherwise establishes ownership of any of the transferred Common Shares and makes a demand to Computershare no later than 10 days before the Meeting that the transferee’s name be included in the list of Shareholders in respect thereof.

Q.	How many votes do I have?
A.	Each common share that you own as of the record date will entitle you to one vote on each matter considered at the Annual Meeting.
Q.	How do I vote?
A.	If you are the “record holder” of your shares, meaning that your shares are registered in your name in the records of our transfer agent, Computershare Trust Company of Canada and Computershare Trust Company, N.A., you may vote your shares at the meeting in person or by proxy as follows:
(1)	Via the Internet prior to the Annual Meeting: To vote over the Internet prior to the Annual Meeting, please go to the following website: www.proxyvote.com, and follow the instructions at that site for submitting your proxy electronically. If you vote your proxy over the Internet prior to the Annual Meeting, you do not need to complete and mail your proxy card or vote your proxy by telephone.

(2)	By Telephone: To vote by telephone, please call 1-800-690-6903 and follow the instructions provided on the proxy card. If you vote by telephone, you do not need to complete and mail your proxy card or vote your proxy over the Internet.
(3)	By Mail: To vote by mail, you must mark, sign and date the proxy card and then mail the proxy card in accordance with the instructions on the proxy card. If you vote by mail, you do not need to vote over the Internet or by telephone. If you return your proxy card but do not specify how you want your shares voted on any particular matter, they will be voted in accordance with the recommendations of our board of directors.
(4)	Via the Internet during the Annual Meeting: In order to vote during the virtual meeting, you must register in advance at www.virtualshareholdermeeting.com/PMN2024. You may then attend the Annual Meeting virtually and vote online by logging into the virtual meeting platform using the unique link provided to you via email following the completion of your registration at www.virtualshareholdermeeting.com/PMN2024. If you vote your proxy prior to the Annual Meeting and choose to attend the Annual Meeting online, there is no need to vote again during the Annual Meeting unless you wish to change your vote.

If you are a shareholder of record and do not vote through the internet, by telephone, by completing the proxy card that may be delivered to you or online during the Annual Meeting, your shares will not be voted.

If you are a non-registered shareholder because your shares are held in “street name”, meaning they are held for your account by an intermediary, such as a broker, bank or other nominee, then your intermediary that actually holds the shares for you is the record holder and is required to vote the shares it holds on your behalf according to your instructions. You will receive the proxy materials, as well as voting and revocation instructions, from your intermediary or its agent. You may vote your shares at the meeting by proxy by following the instructions that your broker, bank, or other nominee provides you. If you wish to vote your shares virtually at the Annual Meeting, you must:

(1)	Appoint yourself as your proxyholder: U.S. non-registered shareholders—follow the instructions your intermediary has provided in the voting instruction form (the “VIF”) sent to you about how to request that a legal proxy to appoint you as a proxyholder, or contact your intermediary right away to request a legal proxy form if you have not received a voting instruction form. Your intermediary may send to you a legal proxy that you may be required to submit prior to the Annual Meeting, but do follow the instructions you receive. Canadian non-registered shareholders—print your name in the blank space provided for appointing a proxyholder on the VIF and follow the instructions provided by your intermediary for mailing your voting instructions. Your intermediary may allow you to do this online or by telephone instead. Do not complete the voting section because you will vote in real time at the meeting. You need to act promptly to allow enough time for your intermediary to receive your instructions and to forward them so that you can register to vote at the Annual Meeting.
(2)	Register your proxyholder: After you have appointed yourself as proxyholder, you must register in advance at www.virtualshareholdermeeting.com/PMN2024.
(3)	Log In to the virtual Annual Meeting: Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you to access the meeting and will permit you to submit questions. You may attend the Annual Meeting virtually and vote online by logging into the virtual meeting platform using the unique link provided to you via email.

If you do not give instructions to your broker, bank or other nominee, and your intermediary does not have discretionary authority to vote the non-registered shareholder’s shares on the matter, or elects not to vote in the absence of instructions from the non-registered shareholder, no votes will be cast on your behalf with respect to such item (a “broker non-vote”). If you are a non-registered shareholder whose common shares are held of record by a broker, New York Stock Exchange rules, which are also applicable to Nasdaq-listed companies, permit your broker to exercise discretionary voting authority with respect to certain “discretionary” items. The ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm (Proposal 2) is considered a discretionary item under such rules. All of the other matters being put to a vote are “non-discretionary” items. Accordingly, under New York Stock Exchange rules your broker may not vote your shares with respect to these other matters.

If you have not completed the steps outlined above, you may still attend the meeting as a guest. However, you will not be able to vote your shares at the meeting.

Q.	How do I appoint a proxyholder?
A.	Your proxyholder is the person you appoint to cast your votes on your behalf. You can choose anyone you want to be your proxyholder; it does not have to be either of the persons we have designated in the proxy card, nor does it have to be a shareholder.

The persons named as proxyholder in the proxy card will vote or withhold from voting the common shares represented thereby in accordance with your instructions on any ballot that may be called for. If you specify a choice with respect to any matter to be acted upon, your common shares will be voted accordingly. The proxy card confers discretionary authority on persons named as proxyholder therein with respect to: (a) each matter or group of matters identified therein for which a choice is not specified, other than the appointment of an auditor and the election of directors, (b) any amendment to or variation of any matter identified therein, and (c) any other matter that properly comes before the Meeting. In respect of a matter for which a choice is not specified in the completed Proxy, the persons named as proxyholder in the Proxy will vote the Common Shares represented by the Proxy for the approval of such matter. Since the Annual Meeting will take place virtually, the process for appointing another person as your proxyholder (other than the board nominated proxies named in the proxy card) to access the Annual Meeting and vote on your behalf is different than it would be for an in-person meeting. If you would like your proxyholder to attend and vote at the virtual Annual Meeting on your behalf, you must:

(1)	Appoint your proxyholder: U.S. non-registered shareholders—follow the instructions your intermediary has provided in the VIF sent to you about how to request that a legal proxy to appoint someone else as a proxyholder, or contact your intermediary right away to request a legal proxy form if you have not received a VIF. Your intermediary may send to you a legal proxy that you may be required to submit prior to the Annual Meeting, but do follow the instructions you receive. Canadian non-registered shareholders—print the name of your proxyholder in the blank space provided for appointing a proxyholder on the VIF and follow the instructions provided by your intermediary for mailing your voting instructions. Your intermediary may allow you to do this online or by telephone instead. Do not complete the voting section because you will vote in real time at the meeting. You need to act promptly to allow enough time for your intermediary to receive your instructions and to forward them so that you can register your proxyholder to vote at the Annual Meeting.
(2)	Register your proxyholder: After you have appointed your proxyholder, you must register your proxyholder in advance at www.virtualshareholdermeeting.com/PMN2024.

Upon completing your registration, your proxyholder will receive instructions via email, including a unique link that will allow your proxyholder to access the meeting and will permit your proxyholder to submit questions. Your proxyholder may attend the Annual Meeting virtually and vote online by logging into the virtual meeting platform using the unique link provided to them via email.

Q.	Can I change my vote?
A.	If your shares are registered directly in your name, you may revoke your proxy and change your vote at any time before the vote is taken at the Annual Meeting. To do so, you must do one of the following:
(1)	Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted.
(2)	Sign and return a new proxy card. Only your latest dated proxy card will be counted.
(3)	Attend the Annual Meeting virtually and vote online as instructed above. Attending the Annual Meeting virtually will not, by itself, revoke your Internet vote, telephone vote or proxy card submitted by mail, as the case may be. Your prior vote will be revoked only to the extent you vote on-line at the Annual Meeting.
(4)	Notify our corporate secretary in writing before the Annual Meeting that you want to revoke your proxy.

If your shares are held in “street name” and you are a non-registered shareholder, you may submit new voting instructions with a later date by contacting your broker, bank, or other nominee. You must provide any new voting instructions prior to the deadline specified by your intermediary to ensure your shares are voted in the way you prefer.

Q.	How many shares must be represented to have a quorum and hold the Annual Meeting?
A.	A quorum for a meeting of shareholders shall be two shareholders, or two proxyholders representing shareholders, or combination thereof, holding not less than thirty-three and one third (33 1/3)% of the issued shares entitled to be voted at in the meeting. If there is only one shareholder the quorum is one person present and being, or representing by proxy, such shareholder. For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone or by submitting a proxy card or that are represented in person at the meeting. Further, for purposes of establishing a quorum, we will count as present shares that a shareholder holds even if the shareholder votes to abstain or only votes on one of the proposals. If a quorum is not present, we expect to adjourn the Annual Meeting until we obtain a quorum. There were 18,961,116 shares of our common stock outstanding and entitled to vote on the record date. Therefore, a quorum will be present if 6,314,052 shares of our common stock are present in person or represented by executed proxies timely received by us at the Annual Meeting. Shares present virtually during the Annual Meeting will be considered shares of common stock represented in person at the meeting.
Q.	What vote is required to approve each matter and how are votes counted?
A.	Proposal 1—Election of Directors. You may vote for nominee directors or withhold your vote. Broker non-votes and abstentions will not be treated as votes cast. If your shares are held by your broker, bank, or other nominee in “street name” and you do not vote your shares, your broker may not vote your unvoted shares on Proposal 1. You may:
●	vote FOR all nominees;
●	WITHOLD you vote for all nominees; or
●	vote FOR or WITHOLD your vote for one or more nominees.
B.	Proposal 2 —Number of Directors. You may vote for this special resolution or you may vote against the resolution. Broker non-votes and abstentions will not be treated as votes cast. If your shares are held by your broker, bank, or other nominee in “street name” and you do not vote your shares, your broker may not vote your unvoted shares on Proposal 2.
C.	Proposal 3—Ratification of the Appointment of Our Independent Registered Public Accounting Firm. The affirmative vote of the holders of common shares representing a majority of the votes cast on the matter is required to ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Abstentions and broker non-votes, if any, will have no effect on the voting on the proposal referenced above.
D.	Proposal 4 – Approval of Unallocated Stock Options. You may vote for this ordinary resolution or you may vote against the resolution. Broker non-votes and abstentions will not be treated as votes cast. If your shares are held by your broker, bank, or other nominee in “street name” and you do not vote your shares, your broker may not vote your unvoted shares on Proposal 4.
Q.	Who will count the vote?
A.	The votes will be counted, tabulated, and certified by Broadridge Financial Solutions.
Q.	How does the board of directors recommend that I vote on the proposals?
A.	Our board of directors recommends that you vote:

FOR the election of each director;

FOR the special resolution authorizing the directors of the Corporation to set the number of directors of the Corporation for the ensuing year at seven directors and authorizing the directors of the Corporation to set the number of directors within the maximum and minimum numbers provided for in the articles of the Corporation by way of resolution from time to time;

FOR the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and

FOR the ordinary resolution approving the unallocated Stock Options under the Stock Option Plan.

If you appoint the persons we have designated in the proxy card as your proxyholder, your shares will be voted for or against from voting in accordance with your instructions on any ballot that may be called for and, if no instructions are provided will be voted as recommended by the board of directors.

Q.	Are there other matters to be voted on at the Annual Meeting?
A.	We do not know of any matters that may come before the Annual Meeting other than the matters noted above. If any other matters are properly presented at the Annual Meeting, the persons named in the accompanying proxy card intend to vote, or otherwise act, in accordance with their judgment on the matter.
Q.	Where can I find the voting results?
A.	We plan to announce preliminary voting results at the Annual Meeting and will report final voting results in a Current Report on Form 8-K (“Form 8-K”), that we expect to file with the SEC within four business days, and promptly with Canadian securities regulators, following the conclusion of our Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results, and within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
Q.	How are proxies solicited for the Annual Meeting and what are the costs of soliciting these proxies?
A.	Our board of directors is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the cost of proxy solicitation by the board of directors. In addition to solicitation by mail, our directors, officers, and employees may solicit proxies by telephone, e-mail, facsimile and in person without additional compensation being paid by us. We are not sending proxy-related materials directly to non-objecting, non-registered shareholders, and such materials will be delivered to non-objecting, non-registered shareholders by the non-objecting, non-registered shareholders’ intermediary.
Q.	I share an address with another shareholder, and we received only one paper copy of proxy materials. How may I obtain an additional copy of the proxy materials?
A.	Intermediaries are permitted to adopt a procedure called “householding,” which has been approved by the SEC. Under this procedure, your intermediary may deliver a single notice and, if applicable, the proxy materials, will be delivered to multiple shareholders sharing an address unless contrary instructions have been received. Once you have received notice from your intermediary that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If you prefer to receive multiple copies of the proxy materials at the same address you can request additional copies by contacting your broker or contacting us at our principal executive offices, ProMIS Neurosciences Inc., Suite 200, 1920 Yonge Street, Toronto, Ontario, Canada M4S 3E2, Attn: Investor Relations, telephone: (416) 847-6898.

OWNERSHIP OF OUR COMMON SHARES

The Board has fixed April 15, 2024 as the record date for determination of persons entitled to receive notice of the Meeting. Only Shareholders of record at the close of business on the Record Date who either (i) attend the Meeting personally following the instructions above (see How do I attend the Virtual Annual Meeting above) or, (ii) complete, sign and deliver the proxy card in the manner and subject to the provisions described above, or (iii) vote in one of the manners provided for in the VIF, will be entitled to vote or to have their Common Shares voted at the Meeting, except to the extent that:

(a) the shareholder has transferred the ownership of any such share after the Record Date, and

(b) the transferee produces a properly endorsed share certificate for or otherwise establishes ownership of any of the transferred Common Shares and makes a demand to Computershare no later than 10 days before the Meeting that the transferee’s name be included in the list of Shareholders in respect thereof.

The Company is authorized to issue an unlimited number of common shares and an unlimited number of preferred shares, each class having rights, privileges, restrictions and conditions attached to them as set out in the Articles of Amalgamation of the Company. The Common Shares are listed for trading on Nasdaq under the stock symbol “PMN”. As of April 15, 2024, the Company had outstanding 18,961,116 fully paid and non-assessable Common Shares without par value, each carrying the right to one vote and there were 1,166,667 Series 2 Preferred Shares issued and outstanding.

Holders of common shares are entitled to one vote per Common Share at meetings of Shareholders. No group of Shareholders has the right to elect a specified number of directors, nor are there cumulative or similar voting rights attached to the Common Shares.

Unless otherwise provided below, the following table sets forth information regarding beneficial ownership of our common shares as of April 15, 2024 by:

●	each person, or group of affiliated persons, known to us to be the beneficial owner of 5% or more of our common shares outstanding;
●	each of our current directors;
●	our principal executive officer and our other executive officers who served during the year ended December 31, 2023, named in the Summary Compensation table below, whom, collectively, we refer to as our named executive officers; and
●	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with SEC rules. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include common shares issuable upon the exercise of stock options that are immediately exercisable or exercisable within 60 days after April 15, 2024. Except as otherwise indicated, all of the shares reflected in the table are common shares and all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.

The column entitled “Percentage of Shares Beneficially Owned” is based on a total of 18,961,116 common shares outstanding as of April 15, 2024. Except as otherwise indicated in the footnotes below, the address of the beneficial owner is c/o ProMIS Neurosciences Inc., Suite 200, 1920 Yonge Street, Toronto, Ontario, Canada M4S 3E2.

	Amount and Nature of Beneficial		Percent of
Name and Position of Beneficial Owner	Ownership(1)		Class
Directors and Executive Officers
Neil Warma, Chief Executive Officer	79,166	(2)	*	%
Neil Cashman, Chief Scientific Officer & Director	283,416	(3)	1.48%
Gavin Malenfant, Chief Operating Officer	58,793	(4)	*	%
Eugene Williams, Chairman of the Board	328,647	(5)	1.72%
Madge “Maggie” K. Shafmaster, Lead Independent Director	8,333	(6)	*	%
William Wyman, Director	86,929	(7)	*	%
Patrick Kirwin, Director	120,094	(8)	*	%
Josh Mandel-Brehm, Director	8,333	(9)	*	%
Gail Farfel, Former Chief Executive Officer	171,488	(10)	*	%
All directors and executive officers as a group (12 people)	1,260,566	(11)	6.39%
>5% Shareholders
Sphera Global Healthcare GP Ltd.	1,892,474	(12)	9.95%
Title 19 ProMIS	2,534,877	(13)	12.46%
Crocker Mountain LLC	3,581,701	(14)	17.30%

*	Represents beneficial ownership of less than 1% of our outstanding common shares.
(2)	Includes 79,166 Common Shares underlying options exercisable within 60 days of April 15, 2024.
(3)	Includes 114,921 Common Shares, of which 1,617 Common Shares are held by Rosemary Cashman, Dr. Cashman’s spouse, 144,985 Common Shares underlying options exercisable within 60 days of April 15, 2024, 22,449 Common Shares underlying warrants exercisable within 60 days of April 15, 2024 and 1,061 Common Shares underlying deferred stock units (“DSUs”)..
(4)	Includes 2,660 Common Shares, 53,473 Common Shares underlying options exercisable within 60 days of April 15, 2024 and 2,600 Common Shares underlying warrants exercisable within 60 days of April 15, 2024.
(5)	Includes 159,930 Common Shares, 161,651 Common Shares underlying options exercisable within 60 days of April 15, 2024 and 7,066 Common Shares underlying warrants exercisable within 60 days of April 15, 2024.
(6)	Represents Common Shares underlying options exercisable within 60 days of April 15, 2024.
(7)	Includes 62,397 Common Shares, 16,665 Common Shares underlying options exercisable within 60 days of April 15, 2024 and 7,327 Common Shares underlying warrants exercisable within 60 days of April 15, 2024.
(8)	Includes 52,983 Common Shares held directly, 27,998 Common Shares held by Patrick D. Kirwin Professional Corporation and 2,383 Common Shares held by Patrick Kirwin in a Tax-Free Savings Account (Mr. Kirwin exercises the power to vote or direct the voting or the power to dispose or direct disposition of such securities) and 5,732 Common Shares held by Mr. Kirwin’s spouse. Also includes 16,665 Common Shares underlying options exercisable within 60 days of April 15, 2024 and 14,333 Common Shares underlying warrants exercisable within 60 days of April 15, 2024.
(9)	Represents Common Shares underlying options exercisable within 60 days of April 15, 2024.
(10)	Includes 53,192 Common Shares, 65,104 Common Shares underlying options exercisable within 60 days of April 15, 2024 and 53,192 Common Shares underlying warrants exercisable within 60 days of April 15, 2024.
(11)	Includes all current company Executive Officers and Directors, which includes Daniel Geffken, Dr. Larry Altstiel, and Dr. Johanne Kaplan. Includes 494,905 Common Shares, 652,756 Common Shares underlying options exercisable within 60 days of April 15, 2024, 111,844 shares underlying warrants exercisable within 60 days of April 15, 2024, and 1,061 shares underlying DSUs.
(12)	The information is based on a Schedule 13G/A filed with the SEC on February 5, 2024. Includes 372,340 Common Shares held directly by Sphera Global Healthcare Master Fund, which has delegated its investment management authority to Sphera Global Healthcare Management LP (the "Management Company") and 1,461,702 Common Shares and 58,432 Common Shares underlying pre-funded warrants held directly by Sphera Biotech Master Fund, L.P., which has delegated its investment management authority to the Management Company. The Management Company is managed, controlled, and operated by its general partner, Sphera Global Healthcare GP Ltd., the shares of which are owned 90% by Sphera Funds Management Ltd. The address of Sphera Global Healthcare GP Ltd. is 4 Itzak Sade, Building A, 29th Floor, Tel Aviv 6777504, Israel.
(13)	The information is based on a Schedule 13G/A filed with the SEC on December 27, 2023. Michael Gordon has shared voting and dispositive power over the securities held by Title 19 Promis and Title 19 Acies. Includes 500,000 Series 2 Preferred Shares, which are convertible into Common Shares on a 1:1 basis; 876,031 Common Shares underlying warrants, each of which are held by Title 19 Promis; and 48,333 Common Shares held by Title 19 Acies, of which Mr. Gordon is the sole manager, over which Title 19 Acies has shared voting and dispositive power. The address of Title 19 Promis is c/o JDJFOS, P.O. Box 962049, Boston, MA 02196.
(14)	The information is based on a Schedule 13G/A filed with the SEC on January 2, 2024. Jeremy Sclar has sole voting and dispositive power over the securities held by Crocker Mountain LLC. Includes 1,005,726 Common Shares, 150,000 Series 2 Preferred Shares, which are convertible into Common Shares on a 1:1 basis; 750,101 Common Shares underlying warrants exercisable within 60 days of April 15, 2024 held by Crocker Mountain LLC; 769,763 Common Shares, 691,111 Common Shares underlying warrants exercisable within 60 days of April 15, 2024 and 150,000 Series 2 Preferred Shares held by the Jeremy M. Sclar 2012 Irrevocable Family Trust (the “Trust”), which are convertible into Common Shares on a 1:1 basis, for which Mr. Sclar’s spouse serves as trustee; and 65,000 shares owned individually by Mr. Sclar. The address of Crocker Mountain LLC is 33 Boylston Street, Ste. 3000, Chestnut Hill, MA 02467.

PROPOSAL 1

ELECTION OF DIRECTORS

Our board of directors is elected each year at the annual meeting of shareholders. Each director elected to hold office will do so until the 2025 annual meeting of shareholders (the “2025 Annual Meeting”) and until his or her successor is elected and qualified, or until such director’s earlier death, resignation, or removal.

The board of directors, upon the recommendation of the corporate governance and nominating committee, has nominated Neil Cashman, Eugene Williams, Maggie Shafmaster, William Wyman, Patrick Kirwin, Josh Mandel-Brehm and Neil Warma for election as a director. Each person nominated for election to our board of directors is currently serving as a director of ProMIS.

Each nominee has agreed to serve if elected, and we do not know any reason why any nominee would be unable to serve. In the event that any nominee should be unavailable for election, proxies will be voted for the election of a substitute nominee designated by the board of directors or for election of only the remaining nominees.

Unless authority to do so is withheld, shares represented by executed proxies will be voted for the election of the seven nominees named below. Proxies cannot be voted for a greater number of persons than the number of nominees standing for election.

Vote Required

Under the OBCA, the election of directors requires an ordinary resolution which is a majority of the votes cast. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH DIRECTOR NOMINEE TO SERVE UNTIL THE 2025 ANNUAL MEETING.

PROPOSAL 2

NUMBER OF DIRECTORS

The Corporation is seeking shareholder approval of a resolution fixing the number of directors at seven and authorizing the directors of the Corporation to set the number of directors within the minimum and maximum numbers provided for in the articles of the Corporation by way of resolution from time to time. To be effective, this resolution must be approved by the affirmative vote of not less than two-thirds (66⅔%) of the votes cast thereon by Shareholders present in person or represented by proxy at the Annual Meeting.

Unless authority to do so is withheld, shares represented by executed proxies will be voted for the special resolution set out below.

The complete text of the resolutions which the Corporation intends to place before the Annual Meeting for approval, with or without modification, are as follows:

“BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

(1)Pursuant to subsection 125(3) of the Business Corporations Act (Ontario), the number of directors of the Corporation within the minimum and maximum numbers provided for in the articles of the Corporation is set at seven;
(2)the directors of the Corporation are hereafter empowered to determine by resolution from time to time the number of directors of the Corporation within the minimum and maximum numbers provided for in the articles of the Corporation; and
(3)any director of officer of the Corporation is hereby authorized for, on behalf of, and in the name of the Corporation to do and perform or cause to be done or performed all such things, to take or cause to be taken all such actions, to execute and deliver or cause to be executed and delivered all such agreements, documents and instruments, contemplated by, necessary or desirable in connection with fixing the number of directors and the foregoing resolution, as may be required from time to time and contemplated and required in connection therewith, or as such director or officer in his or her discretion may consider necessary, advisable or appropriate in order to give effect to the intent and purposes of the foregoing resolution, and the doing of such things, the taking of such actions and the execution of such agreements, documents and instruments shall be conclusive evidence that the same have been authorized and approved hereby.”

DIRECTOR BIOGRAPHIES

Below are the names, ages and certain other information for the nominees for election to our board of directors. Information with respect to the number of common shares beneficially owned by each director as of April 15, 2024 appears above under the heading “Ownership of Our Common Shares.” In addition to the detailed information presented below for each of our directors, we also believe that each of our directors is qualified to serve on our board of directors and has the integrity, business acumen, knowledge and industry experience, diligence, freedom from conflicts of interest and the ability to act in the interests of our shareholders.

Name	Principal Occupation, Business or Employment	Period as a Director of the Corporation	Common Shares Beneficially Owned or Controlled

Neil Warma Interim Chief Executive Officer and Director, California, USA Age: 61

Interim Chief Executive Officer of the Company, President and CEO of Genexine, Inc. since May 2022, Former General Manager of I-Mab Biopharma, since September 2019; Founder and CEO BioHealth Care, since 2018; Executive Chairman of Ridgeline Therapeutics, since 2019; Director of TGM Biosciences since 2018.

		Since May 13, 2021	79,166(1)
Neil Cashman Director, CSO, British Columbia, Canada Age: 72

Director and Chief Scientific Officer of the Corporation; Professor, University of British Columbia (UBC); Canada Research Chair in Neurodegeneration and Protein Misfolding Diseases (UBC); Director, ALS Clinic Vancouver General.

		September 21, 2005 to January 9, 2008 and since June 9, 2010	283,416(2)
Eugene Williams (11) Director, Massachusetts, USA Age: 64	Chairman and former Chief Executive Officer of the Corporation; Co-founder, of Virtua, LLC, a private biotechnology consulting firm.	Since June 29, 2015	328,647(3)
Maggie Shafmaster (9), (11) Lead Independent Director, Florida, USA, Age: 65	Independent consultant since 2014, providing strategic advice related to IP portfolio development, commercial transactions and potential and ongoing patent and trade secret disputes.	Since September 22, 2021	8,333(4)
William Wyman (8), (9), (10), (11) Director, New Hampshire, USA Age: 86	Director of the Corporation; Management consultant; Director of Allston Trading, a trading firm; Founder of	Since March 8, 2014	86,929(5)

Name	Principal Occupation, Business or Employment	Period as a Director of the Corporation	Common Shares Beneficially Owned or Controlled

Oliver Wyman, a management consulting firm.
Patrick Kirwin (8), (10), (11) Director, Alberta, Canada Age: 67	Director of the Corporation; and Barrister & Solicitor, Admitted to Law Society of Alberta in 1983; founding partner of Kirwin LLP, Lawyers & Trademark Agents.	Since June 29, 2015	120,094(6)
Josh Mandel-Brehm (8), (10), (11) Director, Massachusetts, USA Age: 41	President and Chief Executive Officer, CAMP4 Therapeutics Corporation, since May 2017; Entrepreneur Partner, Polaris Partners, since May 2017; Founder, Vico Therapeutics, since September 2019.	Since September 1, 2021	8,333(7)

(1)	Includes 79,166 Common Shares underlying options.
(2)	Includes 144,985 Common Shares underlying options, 22,449 Common Shares underlying warrants and 1,061 Common Shares underlying DSUs. Also includes 1,617 common shares held by Rosemary Cashman, Dr. Cashman’s spouse.
(3)	Includes 161,651 Common Shares underlying options and 7,066 Common Shares underlying warrants.
(4)	Represents Common Shares underlying options.
(5)	Includes 16,665 Common Shares underlying options and 7,327 Common Shares underlying warrants.
(6)	Includes 14,333 Common Shares underlying warrants, 16,665 Common Shares underlying options, 27,998 Common Shares held by Patrick D. Kirwin Professional Corporation and 2,383 Common Shares held by Patrick Kirwin in a Tax Free Savings Account. Mr. Kirwin exercises the power to vote or direct the voting or the power to dispose or direct disposition of such securities. Also includes 5,732 Common Shares held by Mr. Kirwin’s spouse.
(7)	Represents Common Shares underlying options.
(8)	Member of the Audit Committee.
(9)	Member of the Compensation Committee
(10)	Member of the Corporate Governance and Nominating Committee.
(11)	Independent director.

Neil Warma has served as Interim CEO of the Company since December 2023 and as a director of the Company since May 2021. Mr. Warma has been a healthcare entrepreneur for over 25 years having managed and advised numerous biotechnology and pharmaceutical companies across the globe. Previously, Mr. Warma was the President and CEO of Genexine, Inc., a publicly-traded global biopharmaceutical company, for which he also serves as a member of its board of directors. Previously, Mr. Warma served as the General Manager of I-Mab Biopharma U.S., a publicly-traded global biopharmaceutical company from September 2019 until May 2022. Mr. Warma was founder and from 2018 to 2019 served as CEO of Biohealth Care, LLC, which provided advisory services to the healthcare industry. Previously, Mr. Warma was President and CEO and a member of the board of directors of Opexa Therapeutics, Inc., a publicly-traded biopharmaceutical company from 2008 to 2017. He was President, CEO and Director of Viron Therapeutics from 2004 to 2007 and prior to that held several senior positions at Novartis AG in Basel, Switzerland. Mr. Warma has served as a director for Genexine Ltd., a public company, and Biotechnology Innovation Organization since March 2021 and November 2020, respectively. Mr. Warma earned a Bachelor of Science degree in Neuroscience from the University of Toronto and a Master of Business Administration from York University. We believe Mr. Warma’s experience in the biotechnology industry and with our Company qualifies him to serve on our board of directors.

Neil Cashman has served as CSO and as a director of the Company since May 2004 and June 2010, respectively. Dr. Cashman served as a Professor at the UBC from July 2005 until he became Professor Emeritus as of February 1, 2022, when he became a full-time employee of the Company. He has also served as the Canada Research Chair in Neurodegeneration and Protein Misfolding Diseases at UBC from 2005 to 2019. He was also director of the ALS Clinic at Vancouver General Hospital from July 2005 to January 2022. Dr. Cashman earned a Bachelor of Arts degree in Physics from Bowdoin College and a Medical Degree from the University of Massachusetts Medical School. Dr. Cashman served his residency in neurology with the University of Chicago Hospitals & Clinics. We believe Dr. Cashman’s historical experience with our Company as well as his professional experience qualifies him to serve on our board of directors.

Eugene Williams has served as Chairman since September 2022. He served as Chairman and CEO of the Company from October 2021 to September 2022. Prior thereto, Mr. Williams served as Chairman of the Company since July 2015. Prior, Mr. Williams served as Chairman and Chief Executive Officer of Akashi (f/k/a DART Therapeutics, Inc.) from June 2010 to January 2014. Previously Mr. Williams was a senior executive at Genzyme, where he had broad management responsibilities in drug development, commercialization, and licensing. Mr. Williams graduated from Harvard College with a Bachelor of Arts degree in Economics and earned a Master of Business Administration from Harvard Business School. We believe Mr. Williams’ experience as our Chief Executive Officer, as well as his experience in the biotechnology industry, qualifies him to serve on our board of directors.

Maggie Shafmaster has served as a director of the Company since September 2021 and as lead independent director of the Company since May 2022. Dr. Shafmaster has over 25 years of experience providing intellectual property advice to the biotechnology and pharmaceutical industries. Dr. Shafmaster was retired from 2019 until 2021. From 2014 until 2019, Dr. Shafmaster served as an independent intellectual property consultant to the biotech and pharma industries. Prior to this, she served from 2011 to 2014 as Vice President, Chief Patent Counsel for Sanofi Pasteur and from 2007 to 2011 as Senior Vice President, Chief Patent Counsel for Genzyme Corporation. Dr. Shafmaster earned her Ph.D. in Molecular Biology and Virology from Cornell University Graduate School of Medical Sciences, a Juris Doctor from New York Law School, and a Bachelor of Arts in Biology from the University of California Santa Cruz. We believe Dr. Shafmaster’s experience in the biotechnology industry qualifies her to serve on our board of directors.

William Wyman has served as a director of the Company since March 2014. In 1984, Mr. Wyman co-founded Oliver Wyman & Co., a general management consulting firm. Since his retirement from the firm in 1995, Mr. Wyman has served as a director and advisor to nearly two dozen public and private companies in the finance and technology industries. Mr. Wyman has also served as a consultant and owner of Wyman Consulting Associates since 2016. Mr. Wyman has been a member of the board of trustees of Dartmouth Hitchcock Medical Center, Mary Hitchcock Hospital, and the Dartmouth Hitchcock Clinic, and currently serves on the Board Joint Development Committee. He is currently a member of the Board of Trustees of New England College. He served as a director of Allston Trading, LLC, a trading firm, since 2008, and as a member of the board of advisors of several private equity firms since 1995. He has also served on the National Academy of Sciences’ committee on health equity. Mr. Wyman earned a Bachelor of Arts degree in Economics from Colgate University and a Master of Business Administration from Harvard Business School. We believe Mr. Wyman’s experience consulting and serving as a director for a variety of public and private companies qualifies him to serve on our board of directors.

Patrick Kirwin has served as a director of the Company since June 2015. Mr. Kirwin is senior partner at the law firm Kirwin LLP. Mr. Kirwin earned a Bachelor of Arts degree in Economics from the University of Alberta and a Juris Doctor from the University of Toronto Law School. We believe Mr. Kirwin’s professional experience qualifies him to serve on our board of directors.

Josh Mandel-Brehm has served as a director of the Company since September 2021. Mr. Mandel-Brehm has served as President and Chief Executive Officer of CAMP4 Therapeutics Corporation since May 2017 and as entrepreneur partner with Polaris Partners. Prior to May 2017, Mr. Mandel-Brehm served in business development for Biogen Corporation from May 2013 to May 2017. He has also been a founder and board member for Vico Therapeutics B.V. since October 2019. Mr. Mandel-Brehm earned a Bachelor of Arts degree in Biology from Washington University in St. Louis and a Master of Business Administration from the University of Michigan. We believe Mr. Mandel-Brehm’s experience in the biotechnology industry qualifies him to serve on our board of directors.

Family Relationships

There are no family relationships among any of our directors or executive officers.

Legal Proceedings

There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiary.

Cease Trade Orders and Bankruptcies

To the knowledge of the Company, no executive officer or proposed director of the Company is, as of the date of this proxy statement, or has been, within the ten years prior to the date of this proxy statement, a director, chief executive officer or chief financial officer of any company (including the Company) that: (i) was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or (ii) was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

For the purpose of this paragraph, “order” means: (a) a cease trade order; (b) an order similar to a cease trade order; or (c) an order that denied the relevant company access to any exemption under securities legislation that was in effect for a period of more than 30 consecutive days. No executive officer or proposed director of the Company is, as at the date of this proxy statement, or has been within ten years before the date of this proxy statement, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

Penalties and Sanctions

To the knowledge of the Company no executive officer or proposed director of the Company has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority, or has been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable Shareholder in deciding whether to vote for a proposed director.

Individual Bankruptcies

To the knowledge of the Company, no executive officer or proposed director of the Company has, within the ten years before the date of this proxy statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the officer or proposed director.

Interest of Certain Persons or Companies in Matters to be Acted Upon

To the best of our knowledge, except as otherwise disclosed herein, no person who has been a director or executive officer of the Corporation at any time since the beginning of the Company’s last completed financial year, nor any proposed nominee for election as a director of the Company, nor any associate or affiliate of the foregoing persons, has any substantial or material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Meeting other than the election of directors and as set out herein.

DIRECTOR COMPENSATION

As of December 31, 2023, the Company had seven directors, two of whom were also employees: Neil Warma (Interim CEO) and Neil Cashman (CSO). The remaining five directors were considered independent directors at such time, namely Eugene Williams, Patrick Kirwin, Josh Mandel-Brehm, Maggie Shafmaster, and William Wyman.

Directors who hold positions as executive officers with the Company do not receive additional compensation for their service as directors. Mr. Warma received compensation for his service as a director prior to assuming the Interim CEO role on December 30, 2023. Dr. Cashman did not receive any additional compensation for his service as a director during the year ended December 31, 2023. For a description of the compensation paid to Dr. Cashman and Mr. Warma, see “Summary Compensation Table for 2023 and 2022,” included herein.

Each member of the Company’s Board is entitled to reimbursement for reasonable travel and other expenses incurred in connection with attending Board meetings and meetings for any committee on which he or she serves.

Compensation of Directors

The form and amount of director compensation is reviewed annually and as deemed advisable by the Compensation Committee, which shall make recommendations to the Board based on such review. The Compensation Committee reviews director compensation on an annual basis to ensure that the Company offers director compensation that is: (i) commensurate with the efforts the Company expects from existing Board members; (ii) competitive in the Company’s industry in order that the Company might attract the best possible candidates to assist the Company and its shareholders in a fiduciary capacity; and (iii) aligned with shareholder interests as the Company grows. The Board retains the ultimate authority to determine the form and amount of director compensation.

Director Compensation for 2023

The following table sets forth all compensation paid to or earned by each director of the Company during fiscal year 2023.

	Fees Earned
	or	Option
	Paid in Cash	Awards
Name(1)	($)(2)	($)(3)	Total ($)
Richard Gregory (4)	$20,000	$—	$20,000
Patrick Kirwin	$40,000	$—	$40,000
Josh Mandel-Brehm	$40,000	$—	$40,000
Maggie Shafmaster	$40,000	$—	$40,000
Eugene Williams (5)	$275,000	$—	$275,000
William Wyman	$40,000	$—	$40,000

(1)Dr. Cashman, who served as an executive officer during 2023, did not receive any compensation for his Board service. The amount paid to Mr. Warma for his services as a director prior to assuming the Interim CEO role in December 2023 is reported in the “Summary Compensation Table for 2023 and 2022” below.

(2)Amounts reported reflect cash fees paid to non-employee directors.

(3)There were no equity award grants made to directors during 2023.

(4) Dr. Gregory’s cash fees paid prior to the conclusion of his service as a director following the 2023 Annual Meeting

(5) Includes $225,000 of cash consulting fees paid to Mr. Williams during 2023 pursuant to the Williams Consulting Agreement as described below.

The Company entered into a strategic services consulting agreement with Mr. Williams on September 12, 2022 (the “Williams Consulting Agreement”). Pursuant to the Williams Consulting Agreement, Mr. Williams will serve as a consultant and strategic advisor to the Board from the period beginning on the effective date of the Williams Consulting Agreement and ending on its third anniversary (the “Consulting Period”). Service in this role counts as service towards the vesting and exercisability of Mr. Williams’ outstanding equity compensation awards from the Company, including awards granted to Mr. Williams in his capacity as an employee prior to his resignation date. In exchange for such consulting services, the Company will pay Mr. Williams, in equal monthly installments, a consulting fee of $225,000 per year during the Consulting Period.

The table below shows the aggregate number of outstanding options held by each of our non-employee directors as of December 31, 2023:

Name	Shares underlying option awards (#)
Richard Gregory	8,333
Patrick Kirwin	16,665
Josh Mandel-Brehm	8,333
Maggie Shafmaster	8,333
Eugene Williams	182,475
William Wyman	19,998

CORPORATE GOVERNANCE

General

We believe that good corporate governance is important to ensure that our company is managed for the long-term benefit of our shareholders. We periodically review our corporate governance policies and practices and compare them to those suggested by various authorities in corporate governance and the practices of other public companies. As a result, we have adopted policies and procedures that we believe are in the best interests of our company and our shareholders.

Other Public Directorships

Mr. Neil Warma has served as an independent director since March 2021 for Genexine Ltd., a public company listed on the Korea Stock Exchange.

The remaining current directors are not on a board of directors of any other reporting issuer.

Code of Business Conduct and Ethics

Our board of directors has adopted a Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics applies to all of our employees, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions), agents and representatives, including directors and consultants. The full text of our Code of Business Conduct and Ethics is posted on our website at www.promisneurosciences.com. We intend to disclose future amendments to certain provisions of our Code of Business Conduct and Ethics on our website. The inclusion of our website address in this document does not include or incorporate by reference the information on our website into this document, and you should not consider that information a part of this document.

Removal of Directors

The OBCA provides that our directors may be removed by the affirmative vote of the holders of at least a majority of the votes cast at an annual or special meeting of our shareholders, and that certain vacancies on our board of directors, including a vacancy resulting from an enlargement of our board of directors that is permitted by the OBCA, may be filled by a quorum of our directors. In accordance with the terms of the Articles of the Corporation (as amended, the “articles”), and our general by-laws (as amended, the “by-laws”), we expect that our board of directors will be elected to hold office until the next annual shareholders meeting.

Recommendation of Director Nominees by Stockholders

Our Bylaws provide for advance notice requirements for nominations for election to the board of directors at any annual or special meeting of shareholders, establishing that notice of a nomination for an annual meeting must be provided not less than 30 nor more than 65 days prior to the date of such meeting, subject to exception, and nomination for a special meeting must be provided not later than the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of shareholders was made, among other things. There have been no material changes to the procedures by which our stockholders may recommend nominees to the board of directors.

Determination of Independence

The independence of our directors is determined under the corporate governance rules of the Nasdaq and Canadian securities laws. The independence rules of Nasdaq include a series of objective tests, including that an “independent” person will not be employed by us and will not be engaged in various types of business dealings with us. In addition, the board of directors is required to make a subjective determination as to each person that no material relationship exists with the Company either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company. It has been determined by the board of directors that six of our directors are independent persons under the independence rules of the Nasdaq and Canadian securities laws: Eugene Williams, Patrick Kirwin, Josh Mandel-Brehm, Maggie Shafmaster and William Wyman. Neil Warma (Interim Chief Executive Officer) and Neil Cashman, M.D. (Chief Scientific Officer) are the non-independent directors of the Corporation. Neil Warma is not independent because he is the Company’s Interim CEO. Neil Cashman is not independent because he is the Company’s CSO.

Director Candidates and Criteria

Our board of directors is responsible for selecting its own members. The board of directors delegates the selection and nomination process to our corporate governance and nominating committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.

Generally, our corporate governance and nominating committee identifies candidates for director nominees in consultation with management, through the use of independent director search firms, through recommendations submitted by shareholders or through such other methods as the corporate governance and nominating committee deems to be helpful to identify candidates. Once candidates have been identified, the corporate governance and nominating committee confirms that the candidates meet the minimum qualifications for director nominees established by the corporate governance and nominating committee. These criteria include the candidate’s personal and professional ethics and integrity, achievement and competence in our field and ability to exercise sound business judgment, skills that are complementary to those of our existing board of directors, ability to assist and support management and make significant contributions to our success, and an understanding of the fiduciary responsibilities that are required of a director and the and the ability to act in the interests of all shareholders.

The corporate governance and nominating committee may gather information about the candidates through meetings from time to time, questionnaires, or background checks to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the committee and our board. The corporate governance and nominating committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the corporate governance and nominating committee recommends candidates for the board of directors’ approval as director nominees for election to the board of directors.

The board of directors does not believe that limits on the number of consecutive terms a director may serve or on the directors’ ages are appropriate at this stage. Instead, each director’s performance and their continued service is assessed by the corporate governance and nominating committee in light of the needs of the board of directors and other relevant factors. The Board is aware of the positive impacts of bringing new perspectives to the Board of Directors, and therefore does occasionally add new members; however, it values continuity on the Board of Directors and maintaining in-depth knowledge of the Company held by at least one of its members who has a longstanding relationship with the Company.

Shareholders may recommend individuals to our corporate governance and nominating committee for consideration as potential director candidates by providing timely notice and meeting the other requirements set forth in our by-laws, including our advance notice provision, and the rules and regulations of the SEC, applicable Canadian securities laws, and the OBCA. Assuming such requirements have been met, the corporate governance and nominating committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If the board determines to nominate a shareholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next annual meeting. Shareholders also have the right under the OBCA, subject to the requirements of section 99 therein, to directly nominate director candidates, without any action or recommendation on the part of the committee or our board of directors. However, any such nominations must comply with the Company’s advance notice by-law (see “Recommendation of Director Nominees by Stockholders”, above).

The company conducts an orientation program for each new director, which generally includes conversations with individual members of management. The orientation is designed to familiarize the new director with the company’s business and strategic plans, key policies and practices, principal officers and management structure, auditing and compliance processes and its code of business conduct and ethics. New directors have access to historical published information about the company, its articles and by-laws, the corporate governance guidelines and the charters of the board of directors’ committees and other relevant information. The corporate governance and nominating committee is responsible for providing materials or briefing sessions for continuing directors on topics that will assist them in discharging their duties. In addition, management makes regular presentations to the board of directors on the main areas of the company’s business and new developments in the industry.

Board Diversity

Pursuant to the corporate governance and nominating committee Charter, our corporate governance and nominating committee is to consider the diversity of the board of directors composition and the applicable diversity objectives or requirements of any applicable laws or exchange rules.

The composition of our current board of directors currently includes one individual who is diverse under the Nasdaq listing rule regarding board diversity, representing gender diversity of 14.3%, as presented in the below Board Diversity Matrix. Under the Nasdaq listing rule, directors who self-identify as (i) female, (ii) an underrepresented minority or (iii) LGBTQ+ are defined as being diverse. The following table provides certain self-identified personal characteristics of our directors, in accordance with Rule 5605 (f) of the Nasdaq listing standards.

Board Diversity Matrix (As of April 15, 2024)

6
Total Number of Directors	8
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	6	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian (other than South Asian)	—	—	—	—
South Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	7	—	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

In determining candidates for election to the board or appointment to executive office, the board makes its decisions based on merit, by assessing whether a person’s skills and experience are appropriate for particular roles. The company has determined that, due to its current stage of development and the fact that the current nomination and appointment procedures have yielded appropriate candidates for nomination to the board and appointment to executive office, it is not necessary at this time to adopt a formal policy regarding the identification and nomination of women, Aboriginal peoples, persons with disabilities or members of visible minorities.

Although the Company does not currently have a written policy relating to the identification and nomination of women, Aboriginal peoples, persons with disabilities or members of visible minorities as directors, when the Corporate Governance and Nominating Committee recommends candidates for director positions, it considers not only the qualifications, personal qualities, business background and experience of the candidates, it also considers the composition of the group of nominees, to best bring together a selection of candidates allowing the board of directors to perform efficiently and act in the best interests of the Company and its shareholders. The Company is aware of the benefits of diversity on the board and at the executive and senior management levels, and therefore the level of representation of women, Aboriginal peoples, persons with disabilities and members of visible minorities is one factor taken into consideration during the search process for directors and for executives and senior management positions. The board of directors also considers the composition of the group of directors and senior management, including the representation of women, Aboriginal peoples, persons with disabilities and members of visible minorities, to best bring together a selection of candidates allowing the company’s management to perform efficiently and act in the best interest of the company and its shareholders.

Given the stage of development of the company, the board of directors has not adopted a “target” number or percentage regarding women, Aboriginal peoples, persons with disabilities or members of visible minorities on the board of directors or in executive or senior management positions. As noted in the table above, there is at present one woman on the board of directors, representing 14.2% of the directors. There are at present no Aboriginal peoples, persons with disabilities or members of visible minorities on the board of directors. Of the executive officers of the company, there is at present one woman, representing 20% of the executive officers, and no Aboriginal peoples, persons with disabilities or members of visible minorities.

Communication from Shareholders

The board of directors will give appropriate attention to written communications that are submitted by shareholders and will respond if and as appropriate. The chairman of the board of directors is primarily responsible for monitoring communications from shareholders and for providing copies or summaries to the other directors as he considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the chairman of the board of directors considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we receive repetitive or duplicative communications.

Board and Committee Meetings

Our board of directors held 7 meetings during 2023. During 2023, all of the directors then in office attended at least 75% of the aggregate of all meetings of the board of directors and all meetings of the committees of the board of directors on which such director then served. A director’s attendance rate is considered by the corporate governance and nominating committee when making recommendations for re-appointment of the director. Continuing directors and nominees for election as directors in a given year are required to attend the annual meeting of shareholders, barring significant commitments or special circumstances. ProMIS held a 2023 annual meeting of shareholders and all of the 8 then-serving directors attended the 2023 annual meeting.

The following table provides the attendance of each director of the Corporation with respect to Board and Committee meetings for the fiscal year ended December 31, 2023:

Name of Director	Attendance at Board of Director Meetings	Attendance at Committee Meetings
Gail Farfel	6 of 6	N/A
Neil Warma	7 of 7	6 of 6
Neil Cashman	7 of 7	N/A
Richard Gregory	3 of 3	1 of 1
Eugene Williams	7 of 7	N/A
William Wyman	7 of 7	4 of 4
Patrick Kirwin	7 of 7	4 of 4
Josh Mandel-Brehm	7 of 7	3 of 3
Maggie Shafmaster	7 of 7	3 of 3

Board Mandate

The Board Charter is attached as Exhibit 1 to the Management Information Circular prepared for the Company’s annual meeting of Shareholders held June 28, 2017, which was SEDAR filed on May 24, 2017 www.sedarplus.ca. A copy of the Board Charter may also be found on the Company’s website at: https://promisneurosciences.com/policies-and-compliance.

Committee Charters

The full text of our audit committee charter, compensation committee charter, and corporate governance and nominating committee charter are posted on the investor relations portion of our website at www.promisneurosciences.com. We do not incorporate the information contained on, or accessible through, our corporate website into this Annual Report, and you should not consider it a part of this Annual Report.

Audit Committee

The audit committee assists the Company’s board of directors in fulfilling its oversight responsibilities relating to financial accounting and reporting process and internal controls for the Company and ensuring the adequacy and effectiveness of the Company’s risk management programs. The audit committee reviews the financial reports and other financial information provided by the Company to regulatory authorities and its shareholders, as well as reviews the Company’s system of internal controls regarding finance and accounting, including auditing, accounting, and financial reporting processes. The audit committee held 4 meetings in 2023.

Composition of the Audit Committee

As of April 15, 2024, the following are the members of the audit committee:

Name of Member	Independent(1)	Financially Literate(2)
William Wyman	Yes	Yes
Patrick Kirwin	Yes	Yes
Josh Mandel-Brehm	Yes	Yes

Notes:

(1)A member of the audit committee is independent if he or she meets the independence definitions under both National Instrument 52-110-audit committees and Nasdaq Rule 5605 and has no direct or indirect ‘material relationship’ with the Company. A material relationship is a relationship which could, in the view of the Company’s board of directors, reasonably interfere with the exercise of a member’s independent judgment. Any executive officer of the Company is deemed to have a material relationship with the Company.

(2)A member of the audit committee is financially literate if he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company’s financial statements.

(3)Each member of the audit committee is deemed to be an “audit committee financial expert” and has sufficient knowledge in financial and auditing matters to serve on the audit committee.

Relevant Education and Experience

Each member of the audit committee has experience relevant to his or her responsibilities as an audit committee member. See “Director Biographies” for a description of the education and experience of each audit committee member.

Audit Committee Oversight

At no time since the commencement of the Company’s most recently completed financial year were any audit committee recommendations to nominate or compensate an external auditor not adopted by the board of directors.

Audit Committee Charter

The board of directors has adopted a written charter for the audit committee, which sets out the audit committee’s purpose, duties and responsibilities. The audit committee’s primary responsibilities are (i) overseeing the integrity of the Company’s financial statements and reviewing the financial reports, the audits thereof, and other financial information provided by the Company to any governmental body or the public and other relevant documents; (ii) recommending the appointment and reviewing and appraising the audit efforts of the Company’s external auditor, overseeing the external auditor’s qualifications and independence and providing an open avenue of communication among the external auditor, financial and senior management and the board of directors; (iii) serving as an external and objective party to oversee and monitor the Company’s financial reporting process and internal controls, the Company’s processes to manage business and financial risk, and its compliance with legal, ethical and regulatory requirements; and (iv) encouraging continuous improvement of, and fostering adherence to, the Company’s policies, procedures and practices at all levels. The audit committee must also review and recommend to the board of directors for approval: (a) the annual audited financial statements; and (b) the Company’s financial statements, MD&As, earnings releases and other public disclosures and securities filings to be filed with regulatory bodies, such as securities commissions, prior to filing or prior to the release of earnings. In fulfilling its mandate, the audit committee will also, among other things, (1) be directly responsible for the appointment, compensation, retention and oversight of the work of any external auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (2) review and discuss, on an annual basis, with the external auditor all significant relationships they have with the Company to determine their independence and report to the board of directors; (3) review the performance of the external auditor; (4) review the report of the external auditor on the annual audited consolidated financial statements; and (5) perform such other duties as required by the Company’s incorporating statute and applicable securities legislation and policies. The audit committee has unrestricted access to all books and records of the Company and may request any information as it may deem appropriate. It also has the authority to retain and compensate special legal, accounting, financial and other consultants or experts in the performance of its duties.

Compensation Committee

The compensation committee of the board of directors assists the board of directors in fulfilling its oversight responsibilities relating to the recruitment, compensation, evaluation and retention of senior management and other key employees, and in particular the CEO, with the skills and expertise needed to enable the Company to achieve its goals and strategies at competitive compensation and with appropriate performance incentives. The compensation committee held 2 meetings in 2023.

Composition of the compensation committee

As of April 15, 2024, the following are the members of the compensation committee:

Name of Member	Independent(1)
Maggie Shafmaster	Yes
William Wyman	Yes

Notes:

(1)A member of the compensation committee is independent if he or she meets the independence definitions under both National Instrument 58-101 and Nasdaq Rule 5605 and has no direct or indirect ‘material relationship’ with the Company. A material relationship is a relationship which could, in the view of the Company’s board of directors, reasonably interfere with the exercise of a member’s independent judgment. Any executive officer of the Company is deemed to have a material relationship with the Company.

Compensation Committee Charter

The board of directors has adopted a written charter for the compensation committee, which sets out the compensation committee’s responsibilities. Its primary responsibilities are (1) reviewing and approving and then recommending to the board of directors salary, bonus, and other benefits, direct or indirect, and any change control packages of the Chief Executive Officer and other members of the senior management team; (2) recommending compensation plans and guidelines to the Board; (3) administering the Company’s compensation plans, including stock option plans, outside director compensation plans, and such other compensation plans or structures as are adopted by the Company from time-to-time; (4) with the assistance of management, researching and identifying trends in board of directors and employment compensation and benefits; and (5) with the assistance of management, establishing a periodic review of the Company’s policies in the area of management benefits and perquisites. The compensation committee has also been delegated responsibility for, among other things, (a) providing periodic reports to the board of directors on compensation matters; (b) annually reviewing and making recommendations to the board of directors upon the recommendation of members of senior management with respect to the Company’s overall compensation and benefits philosophies and programs for employees, including base salaries, bonus and any incentive plans, deferred compensation and retirement plans and share purchase or issuance plans including stock options; (c) annually reviewing and approving corporate goals and objectives relevant to the Chief Executive Officer’s compensation and evaluating his/her performance in light of those corporate goals and objectives and, based on such analysis, annually reviewing and making recommendations to the board of directors with respect to the Company’s compensation and benefit programs for the Chief Executive Officer and doing the same for other senior officers of the Company including base salaries, bonuses or other performance incentives and stock options; (d) reviewing and approving a report on Executive Compensation on an annual basis in connection with the preparation of materials to be provided to shareholders in connection with the Company’s annual shareholder meeting or as otherwise required pursuant to any applicable securities laws or exchange rules; (e) reviewing all other executive compensation disclosure; and (f) reviewing and recommending to the board of directors the compensation of the board of directors.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee of the board of directors assists the board of directors in fulfilling its oversight responsibilities relating to the corporate governance of the Company and the size, structure, and membership of the board of directors and its committees. The Corporate Governance and Nominating Committee held 1 meeting in 2023.

Composition of the Corporate Governance and Nominating Committee

As of April 15, 2024, the following are the members of the Corporate Governance and Nominating Committee:

Name of Member	Independent(1)
Josh Mandel-Brehm	Yes
Patrick Kirwin	Yes
William Wyman	Yes

Notes:

(1)A member of the Corporate Governance and Nominating Committee is independent if he or she meets the independence definitions under both National Instrument 58-101 and Nasdaq Rule 5605 and has no direct or indirect ‘material relationship’ with the Company. A material relationship is a relationship which could, in the view of the Company’s Board, reasonably interfere with the exercise of a member’s independent judgment. Any executive officer of the Company is deemed to have a material relationship with the Company.

Corporate Governance and Nominating Committee Charter

The board of directors has adopted a written charter for the Corporate Governance and Nominating Committee, which sets out the Corporate Governance and Nominating Committee’s responsibilities. Its primary function is to assist the board of directors in fulfilling its oversight responsibilities by (i) assessing the effectiveness of the board of directors as a whole as well as discussing the contribution of individual members; (ii) assessing the Company’s governance; (iii) proposing new nominees for appointment to the board of directors; and (iv) orienting new Directors. The Corporate Governance and Nominating Committee has been delegated responsibility for, among other things, (a) reviewing on a periodic basis, the size and composition of the board of directors and ensuring that an appropriate number of independent directors sit on the board of directors; (b) facilitating the independent functioning and maintaining an effective relationship between the board of directors and management of the Company; (c) annually reviewing the performance and qualifications of existing directors in connection with their re-election; (d) reviewing the quality of the Company’s governance and suggesting changes to the Company’s governance practices to the board of directors as appropriate; (e) establishing qualifications and skills necessary for members of the board of directors (as well as skills and competencies the board of directors needs as a whole) and procedures for identifying possible nominees who meet these criteria (and who are likely to bring to the board of directors the skills and qualifications the board of directors needs as a whole); (f) establishing an appropriate review selection process for new nominees to the board of directors; (g) analyzing the needs of the board of directors when vacancies arise on the board of directors and identifying and recommending nominees who meet such needs; and (h) ensuring that disclosure and securities compliance policies are in place.

Indemnification Agreements

In the ordinary course of business, the Company enters into agreements that may include indemnification provisions. Pursuant to such agreements, the Company may indemnify, hold harmless and defend an indemnified party for losses suffered or incurred by the indemnified party. Some of the provisions will limit losses to those arising from third party actions. In some cases, the indemnification will continue after the termination of the agreement. The maximum potential amount of future payments the Company could be required to make under these provisions is not determinable. The Company has never incurred material costs to defend lawsuits or settle claims related to these indemnification provisions. The Company has also entered into indemnification agreements with its directors and officers that may require the Company to indemnify its directors and officers against liabilities that may arise by reason of their status or service as directors or officers. The Company currently has directors’ and officers’ insurance.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits short sales and derivative transactions of our stock by our executive officers, directors, employees and certain designated persons, including short sales of our securities, buying securities on margin or holding securities in a margin account or purchasing financial instruments to hedge or offset a decrease in the market value of our securities Our insider trading policy expressly prohibits purchases or sales of puts, calls, or put options regarding our securities.

Compensation Committee Interlocks and Insider Participation

Messers. Warma, Wyman and Gregory, a former member of our board of directors, and Ms. Shafmaster served on the Company compensation committee during 2023. Each member was an independent director while serving on the compensation committee. None of the Company’s executive officers served as a member of the compensation committee (or other board of directors committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company or on the compensation committee, during the fiscal year ended December 31, 2023. None of the Company’s executive officers served as a director of another entity, one of whose executive officers served on the compensation committee, during the fiscal year ended December 31, 2023.

Board Leadership Structure and Risk Oversight

Our board of directors is currently chaired by Eugene Williams and our interim chief executive officer is currently on the board of directors. The board of directors has not adopted a position description for the chairperson. However, there is a shared understanding on the board of the chairperson’s responsibilities. The chairperson’s primary role is to provide leadership to the board of directors and its committees, including chairing meetings in a manner that facilitates open discussions and expressions of competing views. The chairperson is also responsible for, among other things, assisting the board of directors in obtaining information required for the performance of their duties, retaining appropriately qualified and independent advisors as needed, working with the board to support board of directors development and to ensure a proper committee structure is in place, providing a link between the board of directors and management and acting in an advisory capacity to the chief executive officer in all matters concerning the interests and management of the company. Our board of directors also believes that this structure ensures a greater role for the non-management directors in the oversight of our company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our board of directors. Our board of directors believes its administration of its risk oversight function has not affected its leadership structure. The board has not adopted a separate position description for our chief executive officer. The role and responsibilities of the chief executive officer is delineated by frequent discussion and interaction between the board chairperson and the chief executive officer.

Oversight of Risk

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and activities, operations, strategic direction and intellectual property as more fully discussed under “Risk Factors” in our Annual Report on Form 10-K. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. The charter of the board of directors specifically includes identification of principal risks of the business and ensuring that appropriate systems are in place to manage such risks, with support of the audit committee, as a duty of the board of directors.

Our board of directors regularly discusses with management our major risk exposures, the potential impact of these risks on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our board to understand the company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, cyber, regulatory, strategic and reputational risk.

The audit committee reviews information regarding liquidity and operations, and oversees our management of financial risks. Periodically, the audit committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the audit committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The compensation committee is responsible for assessing whether our compensation policies or programs are appropriate for the size and scope of our Company. The corporate governance and nominating committee manages risks associated with the independence and effectiveness of the board of directors, corporate disclosure practices, and quality of existing governance. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by our board of directors as a whole.

Conflicts of Interest

Conflicts of interest may arise as a result of the directors and officers of the Company also holding positions as directors or officers of other companies. Some of the individuals that are directors and officers of the Company have been and will continue to be engaged in the identification and evaluation of assets, businesses, and companies on their own behalf and on behalf of other companies, and situations may arise where the directors and officers of the Company will be in direct competition with the Company. Conflicts, if any, will be subject to the procedures and remedies provided under the Company’s Code of Business Conduct and Ethics.

Assessments

The Corporate Governance and Nominating Committee are responsible for conducting annual assessments of the effectiveness of the Board, as well as the effectiveness and contribution of each Board committee and each individual director. There is no formal assessment procedure.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions

For the Company, a related party transaction includes any transaction or proposed transaction in which:

●	the Company is or will be a participant;
●	the aggregate amount involved exceeds $113,037 (approximately 1% of the Company’s average assets for the last two fiscal years) in any fiscal year; and
●	any related party has or will have a direct or indirect material interest.

Related persons include any person who is or was (since the beginning of the last fiscal year, even if such person does not presently serve in that role) an executive officer or director of the Company, any shareholder beneficially owning more than 5% of any class of the Company’s voting securities or an immediate family member of any such persons. Immediate family member means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, and any person (other than a tenant or employee) sharing the household of such person.

Pursuant to its charter, the audit committee is charged with oversight over related party transactions entered into by the Company and conducts an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis. We do not have a separate related person transaction policy.

Company Transactions with Related Parties

Since January 1, 2022, the Company has entered into related party transactions as included below. For information on agreements with our named executive officers, please see the section entitled “Executive Compensation.”

Neil Cashman. In April 2016, the Company entered into a collaborative research agreement (as amended, the “CRA”) with the University of British Columbia (“UBC”) and the Vancouver Coastal Health Authority in the original amount of C$787,500 with the Company’s Chief Scientific Officer as principal investigator at UBC. Between April 2016 and January 2022, the term of the CRA was extended and the funding was increased in various incremental amounts. In January 2022, the CRA was amended to extend the project for an additional three years, and funding was increased to an aggregate total of C$5,030,000. During the years ended December 31, 2023 and 2022, the Company made cash payments of $588,136 and $461,516, respectively.

Eugene Williams. On December 21, 2021, the Company extended to Mr. Williams an offer of employment (the “Williams Offer Letter”) to serve as the Company’s CEO beginning January 1, 2022. Pursuant to the terms of the Williams Offer Letter, Mr. Williams’ annual base compensation for service as the Company’s CEO was set at $480,000, and Mr. Williams was eligible to participate in any and all bonus and benefit programs that the Company makes available to its employees. In addition, Mr. Williams was awarded 50,000 share options on February 10, 2022 priced at $8.40, vesting 1/48th monthly over a four-year period, with the options expiring on February 10, 2032. Upon termination, all vested options will be exercisable at any time during the twelve months following termination. Mr. Williams served until CEO until September 2022. On September 12, 2022, the Company entered into a strategic services agreement with Mr. Williams (the “Williams Consulting Agreement”) to provide consulting services to the Company for a period of up to three years. Mr. Williams was paid cash consulting fees of $225,000 and $63,750 related to the Williams Consulting Agreement in 2023 and 2022, respectively. Mr. Williams’ service in this role will count as service towards vesting and exercisability of any outstanding equity compensation awards from the Company, including awards granted as an employee.

Daniel Geffken. The CFO services provided by Mr. Geffken are provided pursuant to a consulting agreement entered into between the Company and Danforth Advisors, LLC dated October 17, 2016, and as amended from time-to-time (the “Danforth Consulting Agreement”). Under the Danforth Consulting Agreement, Mr. Geffken agreed to provide the Company the customary services of a CFO at an hourly rate of $325 for a one year term. On March 27, 2017, the Danforth Consulting Agreement was amended to provide for services based on a $5,000 monthly retainer, subject to a 4% annual increase, plus expenses. The Danforth Consulting Agreement was subsequently amended on December 12, 2017 to extend the term for an additional year and on August 31, 2018 to extend the term for an additional year. The Danforth Consulting Agreement was further amended on November 10, 2021 to extend the term of the consulting agreement through October 29, 2024 and to set Mr. Geffken’s compensation at a fixed monthly fee of $15,000. For the years ended December 31, 2023 and 2022, the Company paid $180,000 and $365,247, respectively, to Danforth Advisors, LLC for services provided pursuant to a consulting agreement. The Danforth Consulting Agreement provides for an extension of terms by the mutual agreement of the parties and that either party may terminate the agreement upon sixty days prior written notice to the other, or 30 days in the case of termination for cause. Additionally, on March 1, 2017 and November 12, 2021, the Company granted 8,333 and 8,333 share options, respectively, to Danforth Advisors, LLC pursuant to the same agreement, which will vest as follows: 25% vested immediately upon the grant of options and the balance will vest in equal installments over 36 months.

Larry Altstiel. On April 1, 2022, in connection with appointment as part-time CMO of the Company, the Company entered into a consulting agreement with Dr. Altstiel (the “Altstiel Consulting Agreement”). Pursuant to the Altstiel Consulting Agreement, Dr. Altstiel serves as CMO of the Company until April 1, 2025 (unless terminated earlier) and, in exchange for such consulting services, the Company pays Dr. Altstiel a month fee of $19,000 plus reimbursement of reasonable, out-of-pocket expenses or disbursements incurred in connection with his performance as CMO. On April 14, 2022, the Company also awarded Dr. Altstiel 30,833 stock options pursuant to the terms of the Stock Option Plan (the “Altstiel Consulting Options”). The Altstiel Consulting Options will vest in equal monthly portions over 48 months.

Title 19 Promis

Title 19 Promis beneficially owns greater than 5% of any class of the Company’s voting securities.

●	In March 2021, the Company issued a convertible unsecured debenture to Title 19 Promis in the principal amount of $3,000,000, convertible into Common Shares at the option of the holder at a conversion price of $6.00 (the “Title 19 Debenture”). The Title 19 Debenture was later amended to provide that it was convertible into Series 1 Preferred Shares at the option of the holder at a conversion price of $6.00. In June 2022, Title 19 Promis elected to convert the Title 19 Debenture and was issued 30,000,000 Series 1 Convertible Preferred Shares. In December 2023, Title 19 Promis entered into an agreement with Company to exchange all of its Series 1 Convertible Preferred Shares into 500,000 Series 2 Convertible Preferred Shares, which are convertible into an aggregate of 500,000 Common Shares.In August 2021, Title 19 Promis acquired (a) 206,250 Common Shares and (b) a warrant to purchase 51,562 Common Shares for an aggregate purchase price of $1,980,000, each represented on a post-split basis.
●	In October 2022, in a private offering, Title 19 Promis acquired 106,391 Common Shares and a warrant to purchase 26,597 Common Shares for an aggregate purchase price of $574,511.
●	In August 2023, in a private offering, Title 19 Promis acquired 797,872 Common Shares and a warrant to purchase 797,827 Common Shares for an aggregate purchase price of $1,499,999.

Crocker Mountain

Crocker Mountain LLC (“Crocker Mountain”) beneficially owns greater than 5% of any class of the Company’s voting securities.

●	In March 2021, the Company issued a convertible unsecured debenture to Crocker Mountain in the principal amount of $900,000, convertible into Common Shares at the option of the holder at a conversion price of $6.00 (the “Crocker Mountain Debenture”). The Crocker Mountain Debenture was later amended to provide that it was convertible into Series 1 Convertible Preferred Shares. In December 2023, Crocker Mountain entered into an agreement with Company to exchange all of its Series 1 Convertible Preferred Shares into 150,000 Series 2 Convertible Preferred Shares, which are convertible into an aggregate of 150,000 Common Shares.
●	In March 2021, the Company issued a convertible unsecured debenture to the Jeremy M. Sclar 2012 Irrevocable Family Trust, an affiliate of Crocker Mountain (the “Trust”), in the principal amount of $900,000, convertible into Common Shares at the option of the holder at a conversion price of $6.00 (the “Trust Debenture”). The Trust Debenture was later amended to provide that it was convertible into Series 1 Convertible Preferred Shares. In December 2023, the Trust entered into an agreement with the Company to exchange all of its Series 1 Convertible Preferred Shares into 150,000 Series 2 Convertible Preferred Shares, which are convertible into an aggregate of 150,000 Common Shares.
●	In October 2022, in a private offering, the Trust acquired 104,869 Common Shares and a warrant to purchase 26,217 Common Shares for an aggregate purchase price of $566,292.
●	In August 2023, in a private offering, the Trust acquired 664,894 Common Shares and a warrant to purchase 664,894 Common Shares for an aggregate purchase price of $1,250,001.
●	In August 2023, in a private offering, Crocker Mountain acquired 664,893 Common Shares and a warrant to purchase 664,893 Common Shares for an aggregate purchase price of $1,249,999.

Sphera Global Healthcare GP Ltd.

Sphera Global Healthcare GP Ltd. (“Sphera”) beneficially owns greater than 5% of any class of the Company’s voting securities.

●	In August 2023, in a private offering, Sphera acquired 1,834,042 Common Shares, a pre-funded warrant to purchase 295,187 Common Shares for an aggregate purchase price of $3,999,997.

Indebtedness of Directors and Executive Officers

No directors, proposed nominees for election as directors, executive officers or their respective associates or affiliates, or other management of the Company were indebted to the Company as of the end most recently completed financial year or as at the date hereof.

Interest of Informed Persons in Material Transactions

Management is not aware of any material interest, direct or indirect, of any informed person of the Company any proposed director or any associate or affiliate of any informed person or proposed director in any transaction since the commencement of the Company’s most recently completed financial year, or in any proposed transaction, that has materially affected or would materially affect the Company or any of its affiliates or subsidiaries.

EXECUTIVE COMPENSATION

The following discussion describes the significant elements of the compensation of the two individuals who served as the Company’s Chief Executive Officer (“CEO”) during 2023 and two most highly compensated executive officers other than the individuals who served as CEO during 2023 (collectively, the “named executive officers” or “NEOs”). As at December 31, 2023, the NEOs of the Company were Neil Warma (Director and Interim CEO), Gail Farfel (former CEO), Gavin Malenfant (COO) and Neil Cashman (CSO).

The Company’s policy with respect to compensation of the named executive officers and other officers of the Company is based upon the principles that total compensation must: (1) be competitive in order to help attract and retain the talent needed to lead and grow the Company’s business; (2) provide a strong incentive for executives and key employees to work towards the achievement of the Company’s goals; and (3) ensure that the interests of management and the Company’s shareholders are aligned.

When determining the compensation of its executive officers, the Compensation Committee considers: (i) recruiting and retaining executives critical to the success of the Company and the enhancement of shareholder value; (ii) providing fair and competitive compensation compared to the remuneration paid by other reporting issuers similarly placed within the same business as the Company; (iii) balancing the interests of management and the Company’s shareholders; and (iv) rewarding performance, both on an individual basis and with respect to operations in general. In order to achieve these objectives, the compensation paid to the Company’s executive officers consists of two components: (i) base salary; and (ii) long-term equity incentives in the form of share options. In making compensation determinations, external sources are consulted when deemed necessary by the Compensation Committee. The members of the Compensation Committee are disclosed under Item 10 of our Annual Report on Form 10-K and elsewhere in this proxy statement.

The total compensation paid to each of the named executive officers of the Company consists of a base salary or consulting fee and share options to reward and retain NEOs. Total compensation paid to each NEO reflects the executive’s overall experience, responsibility and time committed to the organization. The goal of the Company is to pay base salary compensation to retain the NEOs in the range of industry peers, while maintaining the overall goal that total compensation should include long-term components as well.

Each NEO’s base salary is determined after considering the salary levels of other executives with similar responsibilities and experience. Each NEO’s base salary is compared to salary levels of comparable executives at a variety of companies, with particular emphasis on biotechnology companies with similar market capitalizations.

Options are granted by the Board to employees, executive officers, including the named executive officers, and directors pursuant to the Company’s Stock Option Plan. The purpose of the Stock Option Plan is to attract, retain and motivate these individuals and create incentives for them to contribute toward the long-term goals of the Company. Moreover, the Stock Option Plan aims to align the interests of participants with the Company’s Shareholders through opportunities of increased equity-based ownership in the Company.

The Board may also grant DSUs to senior officers, including any named executive officers, under the Company’s DSU Plan, which provides an alternative form of compensation to satisfy annual and special bonuses payable to senior officers. The number of DSUs granted is determined by dividing the applicable bonus amount by the fair market value of the Common Shares as at the last trading day before calculation in accordance with Nasdaq policies. Recipients of DSUs cannot exercise their DSUs until such time as they cease to be a senior officer at which time they may elect to receive one Common Share for each whole DSU they hold at the time they cease to be eligible to participate in the DSU Share Unit Plan.

Approach to Risk

The Board understands that compensation practices can have unintended risk consequences. The Compensation Committee continually reviews the Company’s compensation policies to identify any practice that might encourage an employee to expose the Company to unacceptable risk. At the present time, the Compensation Committee is satisfied that the current executive compensation program does not encourage the Company’s executive officers, including the

NEOs, to expose the Company to inappropriate risk. The Board takes a conservative approach to executive compensation, rewarding individuals for the success of the Company once that success has been demonstrated and encouraging them to continue that success through the grant of long-term incentive awards.

Hedging Policy

There are no specific requirements to prevent an NEO or director from purchasing financial instruments including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the NEO or director.

Summary Compensation Table for 2023 and 2022

The following table sets forth all compensation paid to or earned by the named executive officers of the Company in the last two completed fiscal years.

				Option	All Other
		Salary	Bonus	Awards	Compensation	Total
Name and Principal Position	Year	($)(1)	($)(5)	($)(2)	($)(3)	($)
Neil Warma CEO(4)	2023	$40,000	$—	$—	$—	$40,000
Gail Farfel Former CEO(6)	2023	$500,000	$—	$—	$537,689	$1,037,689
	2022	$144,231	$25,000	$839,932	$8,000	$992,163
Gavin Malenfant Chief Operating Officer	2023	$380,000	$—	$19,165	$36,733	$435,898
	2022	$380,000	$—	$—	$33,489	$413,489
Neil Cashman Chief Scientific Officer	2023	$359,657	$—	$19,165	$—	$378,822
	2022	$333,795	$—	$243,929	$—	$577,724

(1)The amounts reported in the Salary column include employee salaries and consulting fees. In addition, total salary paid to Mr. Warma includes $40,000 in board compensation fees prior to assuming the role of Interim CEO.

(2)The amounts reported in the Option Awards column reflects aggregate grant date fair value computed in accordance with ASC Topic 718, Compensation - Stock Compensation. These amounts reflect our calculation of the value of these awards at the grant date and do not necessarily correspond to the actual value that may ultimately be realized by the named executive officer. Please refer to Note 9 of the Notes to the Audited Consolidated Financial Statements for the year ended December 31, 2023 for additional information regarding share based compensation.

(3)Amounts reported in the All Other Compensation column reflect payments made to Dr. Farfel and Mr. Malenfant for health insurance costs as well as an accrual for termination costs of $500,000 for Dr. Farfel anticipated to be paid on a pro-rata basis with each payroll period in 2024.

(4)Mr. Warma assumed the role of Interim CEO of the Company in December 2023. The amount reported as salary reflects the board compensation paid to Mr. Warma. Mr. Warma did not receive any cash compensation related to his role as interim CEO in 2023.

(5)Represents a one-time sign-on cash bonus payment to Dr. Farfel in connection with her commencement of employment.

(6)Dr. Farfel ceased serving as CEO of the Company on December 30, 2023.

Consulting and Employment Agreements

Neil Warma. In connection with his appointment as the Company’s Interim CEO, the Company and Mr. Warma entered into an employment agreement, effective as of December 30, 2023 (the “Warma Employment Agreement”). In connection with the appointment, Mr. Warma resigned from his positions as Chair of the Compensation Committee of the Board, as a member of the Compensation Committee, and as a member of the Audit Committee of the Board. Mr. Warma will continue to serve on the Board. Pursuant to the Warma Employment Agreement, Mr. Warma is paid an annual base salary of $250,000 and is eligible for a one-time incentive cash bonus in an amount up to $400,000 upon the completion of certain milestones (“Warma Milestones”). In connection with his appointment, Mr. Warma was also granted stock options to purchase 200,000 shares of the Company’s common stock (“Warma Employment Options”), which were formally awarded on January 2, 2024. The Warma Employment Options will vest on the following schedule: 25% will vest immediately upon commencement of the Warma Employment Agreement, and the remaining Warma Employment Options will vest ratably at 1/36th per month over following three years, or in their entirety upon achievement of the Warma Milestones. Mr. Warma is also entitled to participate in any and all bonus and benefit programs that the Company establishes and makes available to its employees from time to time, including medical, dental and vision, Company-paid basic life insurance, accidental death & dismemberment, and short- and long-term disability, paid time off such as vacation, sick leave and company- paid holidays, 401 (k) retirement savings plan and employee stock purchase plan, in accordance with the terms and conditions of such plans.

Gail Farfel. In connection with her appointment as the Company’s CEO, the Company and Dr. Farfel entered into an employment agreement, effective as of September 19, 2022 (the “Farfel Employment Agreement”). The Farfel Employment Agreement provides for an annual base salary of $500,000, which may be increased to $535,000 upon the Company raising aggregate capital of $75 million (whether in the form of debt, equity or SAFE) and if not already greater than that amount. Dr. Farfel is also entitled to participate in any and all bonus and benefit programs that the Company establishes and makes available to its employees from time to time, including medical, dental and vision, Company-paid basic life insurance, accidental death & dismemberment, and short- and long-term disability, paid time off such as vacation, sick leave and company- paid holidays, 401 (k) retirement savings plan and employee stock purchase plan, in accordance with the terms and conditions of such plans. Dr. Farfel is also eligible, subject to the Company’s existing plans, to receive a bonus targeted at 50% of her annualized base salary. Additionally, the Company made a lump sum sign-on cash bonus payment of $25,000. On September 19, 2022, the Company also awarded Dr. Farfel 208,334 stock options pursuant to the terms of the stock option award agreement annexed to the Farfel Employment Agreement (the “Farfel Employment Options”). The Farfel Employment Options will vest on the following schedule: 25% will vest on the one year anniversary of Dr. Farfel’s hire and the remaining Farfel Employment Options will vest at 1/36th per month over three years following the first year anniversary of employment. Under the Farfel Employment Agreement, if Dr. Farfel terminates her employment with the Company for “good reason” or Dr. Farfel’s employment is terminated by the Company without “cause,” subject to the execution and non-revocation of a release of claims in favor of the Company, Dr. Farfel will be entitled to receive a severance payment equal to 12 months of her then current base salary, less all applicable taxes and withholdings, paid ratably in accordance with the Company’s regular payroll practices, provided, however, that if the 60th day referenced above occurs in the calendar year following the date of termination, then the severance pay will be paid no earlier than January 1 of such subsequent calendar year. Dr. Farfel will also be entitled to continue receiving group medical coverage pursuant to the COBRA for a period of twelve months following her termination, subject to timely election and certain eligibility requirements.

On December 30, 2023 the Company separated with Dr. Farfel as President and CEO of the Company. In connection with the separation, Dr. Farfel and the Company entered into a Separation Agreement pursuant to which Dr. Farfel will receive severance benefits described in the Farfel Employment Agreement above in exchange for a release pursuant to the terms of her employment agreement with the Company.

Gavin Malenfant. Mr. Malenfant was paid $41,300 as a consultant in 2021. On December 21, 2021, in connection with his employment as full-time COO of the Company, Mr. Malenfant entered into an employment agreement with the Company, effective January 1, 2022 (the “Malenfant Employment Agreement”). The Malenfant Employment Agreement provides for an annual base salary of $380,000, which may be adjusted from time to time in accordance with normal business practice and in the sole discretion of the Company. Mr. Malenfant is also entitled to participate in any and all bonus and benefit programs that the Company establishes and makes available to its employees from time to time, including medical, dental and vision, Company-paid basic life insurance, accidental death & dismemberment, and short- and long-term disability, paid time off such as vacation, sick leave and company-paid holidays, 401 (k) retirement savings plan and employee stock purchase plan, in accordance with the terms and conditions of such plans. Under the Malenfant Employment Agreement, if Mr. Malenfant terminates his employment with the Company for “good reason” or Mr. Malenfant’s employment is terminated by the Company without “cause,” subject to the execution and non-revocation of a release of claims in favor of the Company, Mr. Malenfant will be entitled to receive a severance payment equal to 12 months of his then current base salary, less all applicable taxes and withholdings, paid ratably in accordance with the Company’s regular payroll practices, provided, however, that if the 60th day referenced above occurs in the calendar year following the date of termination, then the severance pay will be paid no earlier than January 1 of such subsequent calendar year. Mr. Malenfant will also be entitled to continue receiving group medical coverage pursuant to the COBRA for a period of twelve months following his termination, subject to timely election and certain eligibility requirements.

Neil Cashman. Dr. Cashman was party to a consulting and advisory agreement with the Company dated March 1, 2005 (the “Cashman Consulting Agreement”) for CSO consulting services. The Cashman Consulting Agreement provides that it shall remain in effect until terminated by either party, with the Company agreeing to provide

Dr. Cashman six months’ written notice and Dr. Cashman agreeing to provide the Company thirty day’s written notice. In return for the CSO services, the Company agreed to pay Dr. Cashman a monthly consulting fee of C$5,000, plus expenses, subject to adjustment as approved by the Board. Effective March 1, 2017, the monthly consulting fee payable to the CSO was increased to C$9,000 per month pursuant to a Board authorized resolution. On January 21, 2022, Dr. Cashman entered into the Cashman Employment Agreement, effective February 1, 2022, which superseded the Cashman Consulting Agreement. Neil Cashman (the “Cashman Employment Agreement”). The Cashman Employment Agreement provides for an annual base salary of C$483,738, which may be adjusted from time to time in accordance with normal business practice and in the sole discretion of the Company. Dr. Cashman is also entitled to participate in any and all bonus and benefit programs that the Company establishes and makes available to its employees from time to time, including medical, dental and vision, Company-paid basic life insurance, accidental death & dismemberment, and short- and long-term disability, paid time off such as vacation, sick leave and company- paid holidays, 401 (k) retirement savings plan and employee stock purchase plan, in accordance with the terms and conditions of such plans. In the sole discretion of the Company, and subject to such programs, Dr. Cashman is eligible to receive a bonus targeted at a percentage of his annualized base salary based on his performance and the performance of the Company against goals established by the Board. On February 1, 2022, the Company also awarded Dr. Cashman 50,000 stock options pursuant to the Stock Option Plan (the “Cashman Employment Options”). The Cashman Employment Options will vest at 1/48th per month over 4 years following the award, provided Dr. Cashman remains a director of the Board. Upon termination of the Cashman Employment Agreement, the Cashman Employment Options will be exercisable at any time during the 12 months following such termination. Under the Cashman Employment Agreement, if Dr. Cashman terminates his employment with the Company for “good reason” or Dr. Cashman’s employment is terminated by the Company without “cause,” subject to the execution and non-revocation of a release of claims in favor of the Company, Dr. Cashman will be entitled to receive a severance payment equal to 9 months of his then current base salary, less all applicable taxes and withholdings, paid ratably in accordance with the Company’s regular payroll practices, provided, however, that if the 60th day referenced above occurs in the calendar year following the date of termination, then the severance pay will be paid no earlier than January 1 of such subsequent calendar year. Dr. Cashman will also be entitled to continue receiving group medical coverage pursuant to the COBRA for a period of twelve months following his termination, subject to timely election and certain eligibility requirements.

Outstanding Equity Awards Table for 2023

The following table sets forth outstanding equity awards for the named executive officers of the Company at fiscal 2023 year end.

	Option Awards					Stock Awards (1)
										Equity
										incentive plan
										awards:
			Equity						Equity	market or
			Incentive						incentive	payout value
			Plan						plan	of unearned
			Awards:						awards:	shares, units
			Number				Number of		number of	or
			of				shares or	Market	unearned shares,	other
	Number of	Number of	Securities				units	value of	units or	rights
	Securities	Securities	Underlying				of	shares or	other	that
	Underlying	Underlying	Unexercised	Option			stock	units of	rights	have
	Unexercised	Unexercised	Unearned	Exercise		Option	that have	stock	that	not
	Options (#)	Options (#)	Options	Price		Expiration	not	that have not	have	vested
	Exercisable	Unexercisable	(#)	($) (2)		Date	vested (#)	vested (US$) (3)	not vested (#)	($)
Neil Warma	8,333	—	—	$7.97	(4)	5/14/2031	—	—	—	—
Gail Farfel	78,821	—	—	$5.24	(5)	9/19/2032	—	—	—	—
Gavin Malenfant	47,398	10,935	—	$8.42	(6)	9/22/2031	—	—	—	—
	—	12,500	—	$1.87	(7)	10/26/2033	—	—	—	—
Neil Cashman	78,821	—	—	$1.79	(8)	7/6/2025	258	$1,120	—	—
	36,988	—	—	$2.88	(9)	7/31/2025	332	$1,441	—	—
	10,420	39,580	—	$6.20	(10)	2/10/2032	471	$2,044	—	—
	—	12,500	—	$1.87	(7)	10/26/2033	—	—	—	—

(1)The Company’s only share-based awards (other than options) are DSUs that have been granted under the DSU Plan. DSUs only vest in full upon separation from service.

(2)Awards with an option expiry date prior to July 1, 2033 have an option exercise price denominated in Canadian dollars. This presentation has been converted into U.S. dollars using the Bank of Canada daily exchange rate for December 31, 2023, which was US$1.00 to C$1.3544. Options granted with an expiry date later than July 1, 2023 are denominated in U.S. dollars.

(3)The value of the unvested share-based awards was calculated based on the closing price of the Company’s Common Shares on Nasdaq on December 30, 2022, which was $4.34.

(4)The option was granted on May 14, 2021 with an exercise price of C$10.80. The option vests ¼ immediately, with the balance having vested ratably over the three quarters following the grant.

(5)The option was granted on September 19, 2022 with an exercise price of C$7.10. The option vested 1∕4 on the first anniversary of the grant date with balance vesting ratably over the following 36 months. Following the Company’s separation with Dr. Farfel on December 30, 2023, 143,230 unvested options as of the separation date were cancelled.

(6)The option was granted on September 22, 2021 with an exercise price of C$11.40. The option vested 1∕4 immediately with balance vested ratably over 36 months.

(7)The option was granted on October 26, 2023 with an exercise price of US$1.87. The option will vest 1∕4 on the first anniversary of the grant date with balance vesting ratably over the following 36 months.

(8)The option was granted on July 6, 2015 with an exercise price of C$2.43. The option vested 1∕4 immediately with balance having vested ratably over 36 months.

(9)The option was granted on July 31, 2015 with an exercise price of C$3.90. The option vested 1∕4 immediately with balance having vested ratably over 36 months.

(10)	The option was granted on February 10, 2022 with an exercise price of C$8.40. The option vests ratably monthly over 48 months.

Retirement Benefit Plans

The Company does not have any retirement benefit plans.

Termination and Change in Control Benefits

The Company does not offer a formal plan providing for any termination or change in control benefits.

Executive Officers

The following table lists the positions, names, and ages of our executive officers as of April 15, 2024:

Neil Warma	61	Interim Chief Executive Officer & Director
Daniel Geffken	67	Chief Financial Officer
Gavin Malenfant	60	Chief Operating Officer
Neil Cashman	72	Chief Scientific Officer & Director
Larry Altstiel	74	Chief Medical Officer
Johanne Kaplan	64	Chief Development Officer

Neil Warma is our Interim Chief Executive Officer. See “Proposal One—Election of Directors” for more information about Mr. Warma.

Daniel Geffken has served as Chief Financial Officer of the Company since March 2017. He is a co-founder of Danforth Advisors LLC since June 2011, and has served as Managing Director. Mr. Geffken also serves as a CFO for Phoenix Biotech Acquisition Corp., Eloxx Pharmaceuticals, Inc. and OPY Acquisition Corp. I. Mr. Geffken has served on the board of directors of a number of public companies, including Windtree Therapeutics, Inc. since 2019, Arcturus Therapeutics, Inc. from November 2017 to May 2018, and Alcobra Pharmaceuticals Inc. from May 2013 to November 2017. Mr. Geffken on the board of directors of Elicio Therapeutics, a private company, from 2019 to 2023. Mr. Geffken earned a Bachelor of Science degree in Economics from the University of Pennsylvania and a Master of Business Administration from Harvard Business School.

Gavin Malenfant has served as Chief Operating Officer of the Company since October 2021. Prior to joining ProMIS, Mr. Malenfant operated his own consulting business for series A companies. Mr. Malenfant’s experience is backed by nearly 20 years with Genzyme, leading the rare disease program management organization and head of operations for research and development. Mr. Malenfant earned a Bachelor of Science degree in Biology from the University of Massachusetts at Boston.

Neil Cashman, is our Chief Scientific Officer. See “Proposal One—Election of Directors” for more information about Dr. Cashman.

Larry Altstiel has served as CMO of the Company since April 2022. Dr. Altstiel has decades of medical expertise in neurodegenerative diseases and experience in the pharmaceutical industry. Since 2017, Dr. Altstiel has served as part-time Chief Medical Officer of Pinteon Therapeutics Inc. From 2014 to 2017, he served as a director and scientific advisor of Neurotrope, Inc. (n/k/a Synaptogenix Inc. (NASDAQ: SNPX)). Dr. Altstiel earned a Bachelor of Science degree in Chemistry from the University of Illinois, a Ph.D. in Virology from the Rockefeller University, and a Medical Degree from the University of Miami.

Johanne Kaplan has served as the Company’s Chief Development Officer (“CDO”) since 2016, assuming the role in a full-time capacity on January 1, 2022. Prior to taking on the CDO role full-time, Dr. Kaplan also served as Chief Scientific Officer at Shepherd Therapeutics from 2016 to 2021 and as Chief Scientific Officer at Epiva Biosciences from 2015 to 2016. Before joining the Company, Dr. Kaplan held increasing positions of responsibility at Sanofi Genzyme, from 1992 through 2015, most recently serving as Vice President of Research at Sanofi Genzyme from 2005 until her retirement in 2015. As Vice President of Neuroimmunology Research, she led the contribution of the Genzyme science team supporting the approval of Lemtrada (alemtuzumab) and Aubagio (teriflunomide) for the treatment of relapsing-remitting multiple sclerosis. She also established partnerships for the development of novel therapies for neuroinflammatory disorders. Prior to joining Genzyme, Dr. Kaplan was an Associate Immunopathologist at SmithKline Beecham where she established an immunotoxicology program. Her work has resulted in over 70 scientific publications and multiple patents. Dr. Kaplan holds a PhD in Microbiology & Immunology from McGill University in Montreal, Canada and conducted post-doctoral studies at the Albert Einstein College of Medicine in New York.

Family Relationships

There are no family relationships between or among any of our executive officers.

Equity Compensation Plan Information

As of December 31, 2023, we had two equity compensation plans, our 2015 Stock Option Plan (“Stock Option Plan”) and our DSU Plan, which were approved by our board of directors and our stockholders. The following table provides information relating to our equity compensation plans as of December 31, 2023.

Equity Compensation Plan Information

Number of
securities
remaining
	Number of		Weighted-	available for
	securities to be		average exercise	future issuance
	issued upon		price of	under equity
	exercise of		outstanding	compensation
	outstanding		options,	plans (excluding
	options, warrants		warrants and	securities reflected
Plan Category	and rights		rights	in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	968,323	(1)		$487,448	(2)
Equity compensation plans not approved by security holders	—
Total	968,323			$487,448

(1)	Includes 967,262 shares under the 2015 Plan and 1,061 deferred stock units.
(2)	Includes 487,448 shares under the 2015 Plan and 15,605 deferred stock units.

AUDIT COMMITTEE REPORT

Report of the Audit Committee of the Board of Directors

This report is submitted by the audit committee of the board of directors. The audit committee currently consists of the three directors whose names appear below. None of the members of the audit committee is an officer or employee of the Company, and the board of directors has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined under Rule 10A-3 of the Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable rules of Nasdaq. Each member of the audit committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq.

The audit committee’s general role is to assist the board of directors in monitoring our financial reporting process and related matters. Its specific responsibilities are set forth in its charter.

The audit committee has reviewed the Company’s financial statements for the fiscal year ended December 31, 2023, and met with management, as well as with representatives of Baker Tilly US, LLP, the Company’s independent registered public accounting firm, to discuss the consolidated financial statements. The audit committee also discussed with members of Baker Tilly US, LLP the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

In addition, the audit committee has received the written disclosures and the letter from Baker Tilly, US LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with members of Baker Tilly US, LLP its independence.

Based on these discussions, the financial statement review, and other matters it deemed relevant, the audit committee recommended to the board of directors that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2023, be included in its 2023 Annual Report.

The information contained in this audit committee report shall not be deemed to be “soliciting material,” “filed” or incorporated by reference into any past or future filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that the Company specifically incorporates it by reference.

By the audit committee of the board of directors,

William Wyman, Chair
Patrick Kirwin
Josh Mandel-Brehm

PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed the firm of Baker Tilly US, LLP (“Baker Tilly”), Tewksbury, MA, PCAOB Auditor ID 23, an independent registered public accounting firm, as our independent auditors for the fiscal year ending December 31, 2024. In December 2021 we engaged Baker Tilly US, LLP to serve as our independent registered public accounting firm. Although shareholder approval of our audit committee’s appointment of Baker Tilly US, LLP is not required by law, our board of directors believes that it is advisable to give shareholders an opportunity to ratify this appointment. If this proposal is not approved at the Annual Meeting, our audit committee will reconsider its appointment of Baker Tilly US, LLP. Representatives of Baker Tilly US, LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from our shareholders.

Principal Accountant Fees and Services

Our independent public accounting firm is Baker Tilly US, LLP, Tewksbury, MA, PCAOB Auditor ID 23. The following table sets forth the aggregate fees for audit services provided by Baker Tilly as well as PricewaterhouseCoopers, LLP (“PwC”) for the years ended December 31, 2023 and December 31, 2022. Because we changed auditors from PwC to Baker Tilly in June 2022, we have included the fees charged to us by both accounting firms in the table below, including audit fees related to the transition work and filing of the Form 10 Registration Statement. Amounts presented in thousands:

	Years Ended December 31,
	2023	2022
Audit Fees (1)
Baker Tilly	$392	$221
PwC	—	24
Audit Related Fees (2)
Baker Tilly	—	117
Tax Fees (3)
PwC	28	27
All Other Fees (4)	—	—
Total fees	$420	$389

(1)	Audit Fees consist of fees for professional services rendered in connection with the audit of our annual consolidated financial statements, the review of the interim consolidated financial statements included in quarterly reports, services rendered in connection with SEC registration statements, and services that are normally provided, such as comfort letters, in connection with statutory and regulatory filings or engagements.
(2)	Audit Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and not reported under “Audit Fees.” These fees primarily consist of professional services related to the transition from PwC to Baker Tilly.
(3)	Tax Fees consist of fees for tax compliance, advice and tax services.
(4)	All other fees There were no other fees incurred in 2023 or 2022.

Audit Committee Pre-approval Policy and Procedures

The Audit Committee has adopted a policy requiring pre-approval of all audit and non-audit related services to be performed by the Company’s independent auditor regardless of amount. These services may include audit services, audit-related services, tax services and other related services. PwC and Baker Tilly and management are required to periodically report to the Audit Committee regarding the extent of services provided by PwC and Baker Tilly in accordance with this pre-approval and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. All of the services provided to us by PwC and Baker Tilly were in accordance with the pre-approval policies and procedures described above.

The Audit Committee annually evaluates the qualifications, performance and independence of the Company’s independent registered public accounting firm. It selected Baker Tilly as the Company’s independent registered public accounting firm for 2023. This selection was subsequently approved by the Board. The Audit Committee has reviewed and discussed with management and with Baker Tilly the Company’s audited consolidated financial statements for the year ended December 31, 2023. In addition, the Audit Committee has discussed with Baker Tilly the matters that independent registered public accounting firms must communicate to audit committees under applicable PCAOB standards.

The Audit Committee has also discussed and confirmed with Baker Tilly its independence from the Company and received all written disclosures and correspondence required by the PCAOB Ethics and Independence requirements. The Audit Committee has evaluated and concluded the non-audit services provided by Baker Tilly to the Company do not impair Baker Tilly’s independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to our Board that the audited consolidated financial statements for the year ended December 31, 2023 and the related footnotes be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

Vote Required

The ratification of the appointment of Baker Tilly US, LLP requires the affirmative vote of a majority of the votes cast at such meeting. Broker non-votes, if any, and abstentions will have no effect on this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BAKER TILLY US, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

PROPOSAL 4

ORDINARY RESOLUTION APPROVING UNALLOCATED STOCK OPTIONS

The Stock Option Plan has been established to provide incentive to qualified parties to increase their proprietary interest in the Corporation and thereby encourage their continuing association with the Corporation.

Shareholders first approved the Company’s Stock Option Plan at the annual shareholders’ meeting held on September 20, 2007. Amendments to the Stock Option Plan were approved at the annual Shareholders’ meetings held on October 13, 2010, March 27, 2013 and September 29, 2014. At the annual shareholders’ meeting held June 29, 2015, the shareholders approved a further amendment to change the Stock Option Plan from a fixed number maximum option plan to a rolling option plan pursuant to which the Company was authorized to grant Options to a maximum of 20% of its issued and outstanding Common Shares at the time of an option grant, from time to time. On June 27, 2018, at the annual shareholders’ meeting, the shareholders approved the Stock Option Plan for continuation for another three years until the close of the Company’s annual shareholder meeting in 2021. On June 30, 2021, at the annual shareholders’ meeting, the shareholders approved and authorized the unallocated Stock Options issuable under the Stock Option Plan for another three years until June 30, 2024. Accordingly, shareholders are now being asked to consider and vote on an ordinary resolution to approve the unallocated Stock Options.

At April 15, 2024 there were 18,961,116 common shares of the Company issued and outstanding. Therefore, under the Stock Option Plan, the maximum number of common shares that may be issued upon exercise of options, and pursuant to all other share compensation arrangements (being a maximum of 20% of the issued and outstanding common shares), was 3,792,223 common shares. As at April 15, 2024, there were options outstanding to purchase 1,152,597 Common Shares, being approximately 6.08% of the current 18,961,116 issued and outstanding common shares and there were 2,639,626 options remaining available to grant, representing 13.92% of the then issued and outstanding common shares. A summary of the material terms of the Stock Option Plan follows.

Material Terms

The Stock Option Plan provides that the Board may, from time to time, grant options to acquire all or part of the Common Shares subject to the Stock Option Plan to any person who is an employee or director of the Company or any of its subsidiaries, or any other person or Company engaged to provide ongoing management, financial and scientific consulting or like services for the Company or any of its subsidiaries. The exercise price of options granted under the Stock Option Plan is determined by the directors, but will be at least be equal to the market price for the Company’s Common Shares on the day before the grant date. The term of any option granted may not exceed 10 years from the date of grant of the option subject to provisions relating to the expiry of an option during a blackout period as described below. Options may not be exercised after an optionee ceases to be an eligible recipient under the Stock Option Plan, except as follows:

●	in the case of death, all unvested options of the optionee will be deemed to have become fully vested immediately before death, and the personal representatives of the optionee will be entitled to exercise the options at any time by the earlier of (i) the expiry date, and (ii) the first anniversary of the date of death;
●	in the case of an optionee becoming unable to work due to disability, all option rights will vest, and the options will be exercisable on or before the earlier of one year following the termination and the expiry date;
●	in the case of an optionee that is not an independent director of the Company resigning his office, or terminating his employment or service, or being dismissed without cause, the option rights that have accrued to such optionee up to the time of termination will be exercisable within the six months after the date of termination;
●	in the case of an optionee that is an independent director of the Company resigning his or her office, or terminating his employment or service, or being dismissed without cause, the option rights that have accrued to such optionee up to the time of termination will be exercisable within one year after the date of termination; and
●	in the case of an optionee being dismissed from office, employment or service for cause, all option rights that had accrued to the optionee to the date of termination will immediately terminate.

Any option granted is subject to vesting provisions as determined by the Board. The Stock Option Plan does not provide for any financial assistance to Stock Option Plan members in exercising their options.

Unless approved by the Board, an option may not be assigned except: (a) to a spouse or other family member of an optionee (a “Close Person”) or a Person controlled by the optionee; (b) to the optionee’s or a Close Person’s Registered Retirement Savings Plan or Registered Retirement Income Fund or to a trustee, custodian or administrator acting on behalf of, or for the benefit of, the optionee or a Close Person; (c) in the event of a disability or death of the optionee, or (d) for estate planning or estate settlement purposes.

As specifically provided for in the Stock Option Plan, the number of common shares that may be reserved for issuance to any one person pursuant to an option may not exceed 5% of the issued and outstanding common shares.

Under the Stock Option Plan, shareholder approval would be required for any amendment or modification that:

increases the number of common shares reserved for issuance under the Stock Option Plan;

●	reduces the exercise price of an option granted to an insider except for the purpose of maintaining option value in connection with a subdivision or consolidation of, or payment of a dividend payable in, Common Shares or a reorganization, reclassification or other change or event affecting the Common Shares (for this purpose, cancellation or termination of an option granted to an insider prior to its expiry date for the purpose of reissuing options to the same participant with a lower exercise price shall be treated as an amendment to reduce the exercise price of an Option);
●	extends the term of an Option beyond the expiry date or allow for the expiry date to be greater than 10 years (except where an expiry date would have fallen within a blackout period of the Company);
●	permits options to be assigned or exercised by persons other than the optionee except as otherwise permitted in the Stock Option Plan as approved by shareholders of the Company; or
●	permits equity compensation, other than options, to be made under the Stock Option Plan.

The Board reserves the right, in its absolute discretion, at any time to otherwise amend, modify or terminate the Stock Option Plan without further Shareholder approval. The Stock Option Plan states that, except for the above noted matters, the Board will retain the power to approve all other changes to the Stock Option Plan without further Shareholder approval. The Board believes it is important that it retain this residual power to make changes in order for the Company to have some flexibility to make changes to the Stock Option Plan that are not material to the terms of the plan and do not increase the benefits to optionees. Such amendments specifically include, without limitation, the following:

●	amendments to the terms and conditions of the Stock Option Plan necessary to ensure that the Stock Option Plan complies with the applicable regulatory requirements, including without limitation the rules of Nasdaq or any national securities exchange or system on which the common shares are then listed or reported, or by any regulatory body having jurisdiction with respect thereto;
●	making adjustments to outstanding options in the event of certain corporate transactions;
●	the addition of a cashless exercise feature, payable in cash or securities, whether or not such feature provides for a full deduction of the number of underlying securities from the number of common shares reserved for issuance under the Stock Option Plan;
●	a change to the termination provisions of an Option or the Stock Option Plan which does not entail an extension beyond the original expiry date;
●	amendments to the provisions of the Stock Option Plan respecting administration of the Stock Option Plan and eligibility for participation under the Stock Option Plan;
●	amendments to the provisions of the Stock Option Plan respecting the terms and conditions on which options may be granted pursuant to the Stock Option Plan, including the provisions relating to the exercise price, option period, and vesting schedule; and
●	amendments to the Stock Option Plan that are of a “housekeeping nature”.

Under the Company’s securities trading policy, specified persons may be restricted from trading in securities of the Company during periodic blackout periods under such policy or imposed by the Company. The Stock Option Plan addresses the situation where an Option holder is unable to exercise an Option expiring during or within five business days of a blackout period by providing that the expiry date of the Option will be the tenth business day following the expiry of the blackout period.

Unless authority to do so is withheld, shares represented by executed proxies will be voted for the ordinary resolution set out below.

At the Meeting, the Shareholders will be asked to consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution, substantially in the following form:

“BE IT RESOLVED as an ordinary resolution that:

1.all unallocated Stock Options issuable pursuant to the Stock Option Plan of the Corporation, as amended from time to time, are approved and authorized; and
2.any one director or executive officer of the Corporation is authorized and directed, on behalf of the Corporation, to take all necessary steps and proceedings and to execute, deliver and file any and all declarations, agreements, documents and other instruments and do all such other acts and things that may be necessary or desirable to give effect to this ordinary resolution.”

OTHER INFORMATION

Other Matters

Our board of directors does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the proxy card to vote, or otherwise act, in accordance with their judgment on such matters.

Shareholder Proposals for the 2025 Annual Meeting

A shareholder who is entitled to vote at the annual meeting of shareholders to be held in 2025 (the “2025 Annual Meeting”) may raise a proposal for consideration at the 2025 Annual Meeting. We will consider such proposal for inclusion in our proxy statement and form of proxy relating to our 2025 Annual Meeting only if:

(1) The proposal is submitted in accordance with the procedures prescribed in Rule 14a-8 under the Exchange Act and our Corporate Secretary receives the proposal no later than December 26, 2024, which is 120 days prior to the first anniversary of the mailing date of this proxy, unless the date of the 2025 Annual Meeting is changed by more than 30 days from the anniversary of our annual meeting of shareholders, in which case the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials, and the proposal complies with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement; or

(2) The proposal is submitted in accordance with section 99 of the OBCA and the regulations thereunder and our Corporate Secretary receives the proposal no later than April 15, 2025, or 60 days before the anniversary date of the notice of meeting for the 2024 annual meeting of shareholders.

In addition, in the event the Company does not receive a shareholder proposal by April 15, 2025, the proxy to be solicited by the board of directors for the 2025 Annual Meeting will confer discretionary authority on the holders of the proxy to vote the Common Shares if the proposal is presented at the 2025 Annual Meeting without any discussion of the proposal in the proxy materials for that meeting. In addition, to comply with the SEC’s new universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice by the same deadline noted herein to submit a notice of nomination for the 2025 Annual Meeting. Such notice must comply with the additional requirements of Rule 14a-19 (b).

In addition, our by-laws establish an advance notice procedure for nominations for election to our board of directors of directors and other matters that shareholders wish to present for action at an annual meeting other than those to be included in our proxy statement. In general, notice must be received at our principal executive offices not less than 30 calendar days nor more than 65 days before the annual meeting of shareholders. However, if the date of the annual meeting is less than 40 days after the date on which disclosure is first made in a public announcement, or in a document publicly filed by the Company under its profile on the SEDAR+ at www.sedarplus.ca, notice must be received not later than the close of 10 days following such date. If the shareholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the board of directors for the 2025 Annual Meeting may exercise discretionary voting power regarding any such proposal. Shareholders are advised to review our by-laws which also specify requirements as to the form and content of a shareholder’s notice.

Shareholders also have the right under the OBCA, subject to the requirements of section 99 therein, to directly nominate director candidates, without any action or recommendation on the part of the committee or our board of directors. Any such nominations must comply with the procedures set out in the Company’s advance notice by-law described above. Candidates nominated by shareholders in accordance with the procedures set forth in the OBCA and in our advance notice by-law will not be included in our proxy card for the next annual meeting.

Any proposals, notices or information about proposed director candidates should be sent to:

ProMIS Neurosciences Inc.
Suite 200, 1920 Yonge Street
Toronto, Ontario, Canada M4S 3E2
Attention: Chair of the Corporate Governance and Nominating Committee

We also encourage you to submit any such proposals via email to info@promisneurosciences.com.

Where You Can Find More Information

The Company files reports, proxy statements, and other information with the SEC, which is all publicly available on the SEC’s website, http://www.sec.gov, and with the Canadian securities administrators, which is all publicly available on SEDAR+, www.sedarplus.ca. You may also find any document we file with the SEC or Canadian securities regulators (and more) on our website at https://www.promisneurosciences.com/ under the “Investors” menu. References to our website are inactive textual references only and the contents of our website should not be deemed to be incorporated by reference into this proxy statement. Financial information pertaining to the Company is provided in the Company’s comparative financial statements and management’s discussion and analysis for its most recently completed financial year. Shareholders of the Company may request copies of the Company’s financial statements and management’s discussion and analysis by contacting the Company at its principal executive offices, ProMIS Neurosciences Inc., Suite 200, 1920 Yonge Street, Toronto, Ontario, Canada M4S 3E2, (416) 847-6898, Attn: Investor Relations.

You should rely on the information contained in this document to vote your shares at the Annual Meeting. The Company has not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated April 25, 2024. You should not assume that the information contained in this document or incorporated by reference in this document is accurate as of any later date, and the mailing of this document to shareholders at any time after that date does not suggest otherwise. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations.

Important Notice Regarding Delivery of Shareholder Documents

Intermediaries are permitted to adopt a procedure called “householding,” which has been approved by the SEC. Under this procedure, you intermediary may deliver a single notice and, if applicable, the proxy materials, will be delivered to multiple shareholders who share the same address, unless contrary instructions have been received. Once you have received notice from your intermediary that they will be “householding” communications to your address, “householding” will continue until you are notifies otherwise or until you revoke your consent. If you prefer to receive separate multiple copies of the proxy materials at the same address you can request additional copies by contacting your broker or contacting us at our principal executive offices, ProMIS Neurosciences Inc., Suite 200, 1920 Yonge Street, Toronto, Ontario, Canada M4S 3E2, (416) 847-6898, Attn: Investor Relations. The Company will deliver those documents to such shareholder promptly upon receiving the request. Any such shareholder may also contact our Investor Relations department using the above contact information if he or she would like to receive separate proxy statements, notice of internet availability and annual reports in the future. If you are receiving multiple copies of our annual reports, notice of internet availability and proxy statements, you may request householding in the future by contacting our Investor Relations department.

Other Business

The board of directors knows of no business to be brought before the Annual Meeting which is not referred to in the accompanying Notice of Annual Meeting. Should any such matters be presented, the persons named in the proxy shall have the authority to take such action in regard to such matters as in their judgment seems advisable. If you hold shares through a broker, bank, or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V50633-P10162 PROMIS NEUROSCIENCES INC. PROMIS NEUROSCIENCES INC. ONE BROADWAY SUITE 1400 CAMBRIDGE, MA 02142 USA Signature of Proxyholder 1b. Neil Cashman, M.D. 1a. Eugene Williams To elect seven directors, each to serve until the next annual meeting of shareholders and until his or her respective successors is duly elected and qualified, or such director's earlier death, resignation, or removal. 1d. Joshua Mandel-Brehm I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management. 1c. Patrick D. Kirwin 1e. Maggie Shafmaster, Ph.D., J.D. 1f. Neil K. Warma 1g. William Wyman 1. Election of Directors The Board of Directors recommends you vote FOR the following proposals: 3. Appointment of Auditors To ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Note: Such other business as may properly come before the meeting or any adjournment thereof. 4. To consider, and if deemed appropriate, to pass, with or without variation, an ordinary resolution approving the unallocated stock options under the Corporation's stock option plan. For Against Abstain For Against Abstain For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 2. To consider, and if deemed appropriate, to pass, with or without variation, a special resolution authorizing the directors of the Corporation to set the number of directors of the Corporation for the ensuing year at seven directors and authorizing the directors of the Corporation to set the number of directors within the maximum and minimum numbers provided for in the articles of the Corporation by way of resolution from time to time. For Withhold ! ! ! ! ! VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/PMN2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

V50634-P10162 Important Information Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement Form 10-K are available at www.proxyvote.com. PROMIS NEUROSCIENCES INC. I/We being holder(s) of securities of ProMIS Neurosciences Inc. (the “Corporation”) hereby appoint: Neil K. Warma Chief Executive Officer, or failing this person, Daniel Geffken, Chief Financial Officer, or failing this person, Max Milbury, FT Director, Finance (the "Management Nominees") Note: If completing the appointment box above YOU MUST go to http://www.computershare.com/promis and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the appointee with a user name to gain entry to the online meeting. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual Meeting of shareholders of the Corporation to be held online by virtual webcast meeting at www.virtualshareholdermeeting.com/PMN2024 on June 13, 2024 at 10:00 am, Eastern Time (the “Meeting”) and at any adjournment or postponement thereof. Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein. Appointment of Proxyholder This Form of Proxy is solicited by and on behalf of Management. Proxies submitted must be received by 9:00 am, Eastern Time, on June 11, 2024. Form of Proxy - Annual Meeting to be held on June 13, 2024 Notes to proxy OR 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management. 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. 6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular and the Proxy Statement or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.